EXHIBIT 10.P



                                        CONFORMED COPY









                        U.S. $250,000,000


                     364 DAY CREDIT AGREEMENT

                    Dated as of April 8, 1994

                              Among

                    COLGATE-PALMOLIVE COMPANY

                           as Borrower
                           -- --------

                               and

                      THE BANKS NAMED HEREIN

                             as Banks
                             -- -----

                T A B L E   O F   C O N T E N T S
                - - - - -   - -   - - - - - - - -


     Section                                                 Page
     -------                                                 ----


                            ARTICLE I
                 DEFINITIONS AND ACCOUNTING TERMS . . . . . .   1
     1.01.  Certain Defined Terms . . . . . . . . . . . . . .   1
            ---------------------
     1.02.  Computation of Time Periods . . . . . . . . . . .  15
            ---------------------------
     1.03.  Accounting Terms  . . . . . . . . . . . . . . . .  15
            ----------------

                            ARTICLE II
                AMOUNTS AND TERMS OF THE ADVANCES . . . . . .  15
     2.01.  The A Advances  . . . . . . . . . . . . . . . . .  15
            --------------
     2.02.  Making the A Advances . . . . . . . . . . . . . .  15
            ---------------------
     2.03.  The B Advances  . . . . . . . . . . . . . . . . .  17
            --------------
     2.04.  Facility Fee  . . . . . . . . . . . . . . . . . .  21
            ------------
     2.05.  Reduction of the Commitments  . . . . . . . . . .  21
            ----------------------------
     2.06.  Repayment of A Advances . . . . . . . . . . . . .  21
            -----------------------
     2.07.  Interest on A Advances  . . . . . . . . . . . . .  21
            ----------------------
     2.08.  Additional Interest on Eurodollar Rate Advances .  23
            -----------------------------------------------
     2.09.  Interest Rate Determination . . . . . . . . . . .  23
            ---------------------------
     2.10.  Prepayments of A Advances . . . . . . . . . . . .  24
            -------------------------
     2.11.  Increased Costs, Etc  . . . . . . . . . . . . . .  25
            --------------------
     2.12.  Payments and Computations . . . . . . . . . . . .  26
            -------------------------
     2.13.  Taxes . . . . . . . . . . . . . . . . . . . . . .  27
            -----
     2.14.  Sharing of Payments, Etc  . . . . . . . . . . . .  30
            ------------------------

                           ARTICLE III
                      CONDITIONS OF LENDING . . . . . . . . .  31
     3.01.  Condition Precedent to Initial Advances . . . . .  31
            ---------------------------------------
     3.02.  Conditions Precedent to Each A Borrowing  . . . .  32
            ------------------------------ ---------
     3.03.  Conditions Precedent to Each B Borrowing  . . . .  32
            ----------------------------------------

                            ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES  . . . . . .  34
     4.01.  Representations and Warranties of the Borrower  .  34
            ----------------------------------------------

                            ARTICLE V
                    COVENANTS OF THE BORROWER . . . . . . . .  36
     5.01.  Affirmative Covenants . . . . . . . . . . . . . .  36
            ---------------------
     5.02.  Negative Covenants  . . . . . . . . . . . . . . .  39
            ------------------

                            ARTICLE VI
                        EVENTS OF DEFAULT . . . . . . . . . .  43
     6.01.  Events of Default . . . . . . . . . . . . . . . .  43
            -----------------

                           ARTICLE VII
                          MISCELLANEOUS . . . . . . . . . . .  46
     7.01.  Amendments, Etc.  . . . . . . . . . . . . . . . .  46
            ---------------
     7.02.  Notices, Etc. . . . . . . . . . . . . . . . . . .  46
            ------------
     7.03.  No Waiver; Remedies . . . . . . . . . . . . . . .  47
            -------------------

     Section                                                 Page
     -------                                                 ----


     7.04.  Costs, Expenses, Etc. . . . . . . . . . . . . . .  47
            --------------------
     7.05.  Right of Set-off  . . . . . . . . . . . . . . . .  48
            ----------------
     7.06.  Binding Effect; Assignment by Borrower  . . . . .  48
            --------------------------------------
     7.07.  Assignments and Participations by Lenders . . . .  49
            -----------------------------------------
     7.08.  Change of Control . . . . . . . . . . . . . . . .  52
            -----------------
     7.09.  Mitigation of Adverse Circumstances . . . . . . .  53
            -----------------------------------
     7.10.  Governing Law . . . . . . . . . . . . . . . . . .  53
            -------------
     7.11.  Extensions of Termination Date for Commitments  .  54
            ----------------------------------------------
     7.12.  Execution in Counterparts . . . . . . . . . . . .  54
            -------------------------
     7.13  Jurisdiction, Etc  . . . . . . . . . . . . . . . .  54
           -----------------
     7.14.  Waiver of Jury Trial  . . . . . . . . . . . . . .  55
            --------------------

Exhibit A-1  -  Form of A Note

Exhibit A-2  -  Form of B Note

Exhibit B-1  -  Notice of A Borrowing

Exhibit B-2  -  Notice of B Borrowing

Exhibit C    -  Assignment and Acceptance

Exhibit D    - Form of Opinion of Counsel for the Borrower

Exhibit E    -  Form of Opinion of Special New York Counsel to
                the Lenders

Exhibit F    -  Form of Guarantee of Subsidiary

                     364 DAY CREDIT AGREEMENT

                    Dated as of April 8, 1994


          COLGATE-PALMOLIVE COMPANY, a Delaware corporation (the
"Borrower") and the banks (the "Banks") listed on the signature
 --------                       -----
pages hereof, agree as follows:

                            ARTICLE I
                 DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.  Certain Defined Terms.  As used in this
                         ---------------------
Agreement, the following terms shall have the following meanings
(such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "A Advance" means an advance by a Lender to the
           ---------
     Borrower as part of an A Borrowing and refers to an Adjusted
     CD Rate Advance, a Base Rate Advance or a Eurodollar Rate
     Advance, each of which shall be a "Type" of A Advance.
                                        ----

          "A Borrowing" means a borrowing consisting of
           -----------
     simultaneous A Advances of the same Type and having the same
     Interest Period made by each of the Lenders pursuant to
     Section 2.01.

          "A Note" means a promissory note of the Borrower
           ------
     payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the A Advances made by such Lender.

          "Adjusted CD Rate" means, for any Interest Period for
           ----------------
     each Adjusted CD Rate Advance comprising part of the same
     A Borrowing, an interest rate per annum equal to the sum (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such sum is not such a multiple) of:

               (a)  the rate per annum obtained by dividing
          (i) the rate of interest equal to the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the consensus bid rate determined by each of the Reference Banks for the bid rates per annum, at 9:00 A.M. (New York City time) (or as soon thereafter as practicable) one Business Day before the first day of such Interest Period, of New York certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value of certificates of deposit of such Reference Bank in an amount substantially equal to such Reference Bank's Adjusted CD Rate Advance comprising part of such A Borrowing and with a maturity equal to such Interest Period, by (ii) a percentage equal to 100% minus the Adjusted CD Rate Reserve Percentage (as defined below) for such Interest Period, plus

               (b) the Assessment Rate (as defined below) for such Interest Period.

     The "Adjusted CD Rate Reserve Percentage" for the Interest
          -----------------------------------
     Period for each Adjusted CD Rate Advance comprising part of the same A Borrowing means the reserve percentage applicable one Business Day before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars with respect to liabilities consisting of or including (among other liabilities) U.S. dollar nonpersonal time deposits in the United States with a maturity equal to such Interest Period. The "Assessment
                                                   ----------
     Rate" for the Interest Period for each Adjusted CD Rate
     ----
     Advance comprising part of the same A Borrowing means the annual assessment rate (or, if more than one rate, the average of such rates) estimated by the Reference Banks one Business Day before the first day of such Interest Period for determining the then current annual assessment payable by the Reference Banks to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of the Reference Banks in the United States. The Adjusted CD Rate for the Interest Period for each Adjusted CD Rate Advance comprising part of the same A Borrowing shall be determined by the Borrower on the basis of applicable rates furnished to and received by the Borrower from the Reference Banks one Business Day before the first day of such Interest Period, subject, however, to the
                                  -------  -------
     provisions of Section 2.09.

          "Adjusted CD Rate Advance" means an A Advance which
           ------------------------
     bears interest as provided in Section 2.07(b).

          "Advance" means an A Advance or a B Advance.
           -------

          "Affiliate" means, as to any Person, any other Person
           ---------
     that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.

          "Applicable Lending Office" means, with respect to each
           -------------------------
     Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance, such Lender's CD Lending Office in the case of an Adjusted CD Rate Advance, and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a B Advance, the office of such Lender notified by such Lender to the Borrower as its Applicable Lending Office with respect to such B Advance.

          "Assignment and Acceptance" means an assignment and
           -------------------------
     acceptance entered into by a Lender and an assignee, and accepted by the Borrower, in substantially the form of Exhibit C hereto.

          "B Advance" means an advance by a Lender to the
           ---------
     Borrower as part of a B Borrowing resulting from the auction bidding procedure described in Section 2.03.

          "B Borrowing" means a borrowing consisting of
           -----------
     simultaneous B Advances from each of the Lenders whose offer to make one or more B Advances as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.03.

          "B Note" means a promissory note of the Borrower
           ------
     payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from a B Advance made by such Lender.

          "B Reduction" has the meaning specified in
           -----------
     Section 2.01.

          "Base Rate" means a fluctuating interest rate per annum
           ---------
     as shall be in effect from time to time which rate per annum shall at all times be equal to the highest of:

               (a)  the average of the rates of interest
          announced publicly by the Reference Banks in New York, New York, from time to time, as their base or prime rate;

               (b) 1/4 of one percent per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such date is not a Business Day, on the next succeeding Business
          Day) for the three-week period ending on the previous Friday by the Reference Banks on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of the average of the quotations for such rates received by each Reference Bank from three New York certificate of deposit dealers of recognized standing selected by it, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; and

               (c)  1/2 of 1% per annum above the Federal Funds
          Rate.

          "Base Rate Advance" means an A Advance which bears
           -----------------
     interest as provided in Section 2.07(a).

          "Borrowing" means an A Borrowing or a B Borrowing.
           ---------

          "Borrowing Subsidiary" has the meaning specified in
           --------------------
     Section 7.06(b).

          "Business Day" means a day of the year on which banks
           ------------
     are not required or authorized to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "CD Lending Office" means, with respect to any Lender,
           -----------------
     the office of such Lender specified as its "CD Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower.

          "Change of Control" has the meaning specified in
           -----------------
     Section 7.08(b).

          "Code" means the Internal Revenue Code of 1986, as
           ----
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Commitment" has the meaning specified in Section 2.01.
           ----------

          "Consolidated Net Tangible Assets" means, at any time,
           --------------------------------
     the excess of (a) all assets which appear on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with generally accepted accounting principles, after deducting therefrom the sum of:

              (i)   the book amount appearing on such
          consolidated balance sheet of good will, trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount and expense and other like intangibles;

             (ii) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to December 31, 1993, except write-ups of assets located outside of the United States of America pursuant to applicable law or custom;

            (iii) all reserves, including reserves for deferred taxes, depreciation, obsolescence, depletion, insurance and inventory valuation, but excluding contingency reserves not allocated for any particular purpose and not deducted from assets;

             (iv) the amount, if any, at which any shares of capital stock of the Borrower appear on the asset side of such consolidated balance sheet; and

              (v) the amount of the minority interest, if any, in the shares of stock and surplus of any Consolidated
          Subsidiary;

     over (b) all current liabilities of the Borrower and its Consolidated Subsidiaries on a consolidated basis.

          "Consolidated Subsidiary" means at any date any
           -----------------------
     Subsidiary or other entity the accounts of which would, in accordance with generally accepted accounting principles, be included with those of the Borrower in its consolidated financial statements as of such date.

          "Debt" means (i) indebtedness for borrowed money,
           ----
     (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services (other than accounts payable in the ordinary course of business),
     (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and
     (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

          "Disclosed Litigation" has the meaning specified in
           --------------------
     Section 4.01(f).

          "Documentation Advisors" means Citibank, N.A. and
           ----------------------
     Morgan Guaranty Trust Company of New York.

          "Domestic Lending Office" means, with respect to any
           -----------------------
     Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower.

          "Domestic Subsidiary" means any Subsidiary a majority
           -------------------
     of the business of which is conducted within the United States of America, or a majority of the properties and assets of which are located within the United States of America, except (i) any Subsidiary substantially all of the assets of which consist of the securities of Subsidiaries which are not Domestic Subsidiaries, (ii) any Subsidiary which is an FSC as defined in Section 922 of the Code and
     (iii) any Subsidiary for any period during which an election under Section 936 of the Code applies to such Subsidiary.

          "Environmental Action" means any administrative,
           --------------------
     regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to the environment including, without limitation,
     (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any federal, state, local or
           -----------------
     foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance relating to the environment or Hazardous Materials and applicable to the Borrower or its Subsidiaries or any property owned or operated by the Borrower or its Subsidiaries under the laws of the jurisdiction where the Borrower or such Subsidiary or property is located.

          "ERISA" means the Employee Retirement Income Security
           -----
     Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of
           ---------------
     Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) the occurrence of a reportable
           -----------
     event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC;
     (b) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to
     Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of the Borrower or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by the Borrower or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
     Section 4001(a)(2) of ERISA; (e) the failure by the Borrower or any of its ERISA Affiliates to make a payment to a Plan if the conditions for imposition of a lien under
     Section 302(f)(1) of ERISA are satisfied; (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or
     (g) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, a Plan.

          "Eurocurrency Liabilities" has the meaning assigned to
           ------------------------
     that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any
           -------------------------
     Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower.

          "Eurodollar Rate" means, for the Interest Period for
           ---------------
     each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such Borrowing (or, if such Borrowing is a B Borrowing, equal to $1,000,000) and for a period equal to such Interest Period. The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Borrower on the basis of applicable rates furnished to and received by the Borrower from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.09.
     -------  -------

          "Eurodollar Rate Advance" means an A Advance which
           -----------------------
     bears interest as provided in Section 2.07(c) or a B Advance which bears interest as provided in Section 2.03(h) for a Quoted Margin Advance.

          "Eurodollar Rate Reserve Percentage" of any Lender for
           ----------------------------------
     the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in
           -----------------
     Section 6.01.

          "Federal Funds Rate" means, for any period, a
           ------------------
     fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by each Reference Bank from three Federal funds brokers of recognized standing selected by it.

          "Five Year Credit Agreement" means the Five Year Credit
           --------------------------
     Agreement dated as of April 8, 1994 among the Borrower and the lenders named therein, as such agreement may be amended or otherwise modified from time to time.

          "Guaranty" has the meaning specified in
           --------
     Section 7.06(b).

          "Hazardous Materials" means petroleum and petroleum
           -------------------
     products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, radon gas and any other chemicals, materials or substances designated, classified or regulated as being "hazardous" or "toxic," or words of similar import, under any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or agency interpretation, policy or guidance and applicable to the Borrower or its Subsidiaries or any property owned or operated by the Borrower or its Subsidiaries under the laws of the jurisdiction where the Borrower or such Subsidiary or property is located.

          "Insufficiency" means, with respect to any Plan, the
           -------------
     amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Interest Period" means, for each Advance (other than a
           ---------------
     Base Rate Advance) comprising part of the same Borrowing, the period commencing on the date of such Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 30, 60, 90 or 180 days in the case of an Adjusted CD Rate Advance, and 1, 2, 3 or 6 months in the case of a Eurodollar Rate Advance, in each case as the Borrower may select by notice received by each Lender not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, in the case of Eurodollar Rate Advances, and the second Business Day prior to such first day in the case of Adjusted CD Rate Advances; provided, however, that:
                       --------  -------

              (i)   the Borrower may not select any Interest
          Period which ends after the Termination Date;

             (ii) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

            (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, in the case of any Interest Period for a
          --------
          Eurodollar Rate Advance, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

             (iv) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Lenders" means the Banks listed on the signature pages
           -------
     hereof and each assignee that shall become a party hereto pursuant to Section 7.07 or Section 2.11(b).

          "Lien" means any mortgage, lien, pledge, security
           ----
     interest, encumbrance or charge of any kind, any conditional sale or other title retention agreement or any lease in the nature thereof, provided that the term "Lien" shall not
                     --------
     include any lease involved in a Sale and Leaseback
     Transaction.

          "Major Domestic Manufacturing Property" means any
           -------------------------------------
     Principal Domestic Manufacturing Property the net depreciated book value of which on the date as of which the determination is made exceeds 2.5% of Consolidated Net
     Tangible Assets.

          "Material Adverse Change" means any material adverse
           -----------------------
     change in the business, condition or operations of the Borrower and its Consolidated Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse
           -----------------------
     effect on the business, condition or operations of the Borrower and its Consolidated Subsidiaries taken as a whole.

          "Moody's" means Moody's Investors Service, Inc. or any
           -------
     successor to its business of rating long-term debt.

          "Multiemployer Plan" means a "multiemployer plan" as
           ------------------
     defined in Section 4001(a)(3) of ERISA to which the Borrower or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding three plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" means a single employer plan,
           ----------------------
     as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any of its ERISA Affiliates and at least one Person other than the Borrower and its ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Note" means an A Note or a B Note.
           ----

          "Notice of A Borrowing" has the meaning specified in
           ---------------------
Section 2.02(a).

          "Notice of B Borrowing" has the meaning specified in
           ---------------------
     Section 2.03(b).

          "Offer" has the meaning specified in Section 2.03(c).
           -----

          "Operating Cash Flow" of the Borrower and its
           -------------------
     Subsidiaries for any period means (A) net income for such period plus (B) the sum of all non-cash expenses and charges deducted in arriving at net income for such period, including but not limited to allowances for depreciation and amortization and accruals for interest and taxes to the extent that they exceed payments for interest and taxes during the period, less (C) (i) all payments of interest and taxes during the period to the extent that they exceed accruals for interest and taxes for the period and
     (ii) other payments of expenses not deducted in arriving at net income for the period and (D) less net gains or plus net losses from the sale or other disposition of fixed assets or businesses for the period, to the extent they were included in computing net income for the period, but the Borrower may exclude from the computation under this clause (D) any gains from the sale of certain parcels of real estate in New Jersey pursuant to its present program to develop and sell them over a period of years; provided that the aggregate
                                  --------
     number of parcels in the program shall not exceed 35.

          "PBGC" means the Pension Benefit Guaranty Corporation
           ----
     or any successor thereto.

          "Person" means an individual, partnership, corporation
           ------
     (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple
           ----
     Employer Plan.

          "Principal Domestic Manufacturing Property" means any
           -----------------------------------------
     building, structure or facility (including the land on which it is located and the improvements and fixtures constituting a part thereof) used primarily for manufacturing or processing which is owned or leased by the Borrower or any of its Subsidiaries, is located in the United States of America and the net depreciated book value of which on the date as of which the determination is made exceeds 1% of Consolidated Net Tangible Assets, except any such building,
                                       ------
     structure or facility which the Board of Directors of the Borrower by resolution declares is not of material importance to the total business conducted by the Borrower and its Subsidiaries as an entirety.

          "Principal Domestic Subsidiary" means (i) each
           -----------------------------
     Subsidiary which owns or leases a Principal Domestic Manufacturing Property, (ii) each Domestic Subsidiary the consolidated net worth of which exceeds 2.5% of Consolidated Net Tangible Assets (as set forth in the most recent financial statements referred to in Section 4.01(e) or delivered pursuant to Section 5.01(e)(i) or (ii)), and (iii) each Domestic Subsidiary of each Subsidiary referred to in the foregoing clause (i) or (ii) except any such Subsidiary
                                      ------
     the accounts receivable and inventories of which have an aggregate net book value of less than $5,000,000.

          "Quoted Margin", "Quoted Margin Advance", "Quoted Rate"
           -------------    ---------------------    -----------
     and "Quoted Rate Advance" shall have the respective meanings
          -------------------
     specified in Section 2.03(b).

          "Reference Banks" means Citibank, N.A., Morgan Guaranty
           ---------------
     Trust Company of New York and Chemical Bank.

          "Register" has the meaning specified in
           --------
     Section 7.07(c).

          "Rentals" with respect to any lease and for any period
           -------
     means the aggregate amounts payable by the lessee pursuant to the terms of the lease for such period, whether or not referred to as rent. Whenever it is necessary to determine the amount of Rentals for any period in the future and to the extent that such Rentals are not definitely determinable by the terms of the lease, for the purpose of this definition such Rentals may be estimated in such reasonable manner as the Borrower may determine.

          "Required Lenders" means at any time Lenders holding at
           ----------------
     least 66-2/3% of the then aggregate unpaid principal amount of the A Notes held by Lenders, or, if no such principal amount is then outstanding, Lenders having at least 66-2/3% of the Commitments (provided that, for purposes hereof,
                         --------
     neither the Borrower, nor any of its Affiliates, if a Lender, shall be included in (i) the Lenders holding such amount of the A Advances or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the A Advances or the total Commitments).

          "Restricted Property" means and includes (i) all
           -------------------
     Principal Domestic Manufacturing Properties, (ii) all
     Securities of all Principal Domestic Subsidiaries, and

     (iii) all inventories and accounts receivable of the Borrower and its Principal Domestic Subsidiaries.

          "S&P" means Standard & Poor's Corporation or any
           ---
     successor to its business of rating long-term debt.

          "Sale and Leaseback Debt" of any Person means, at the
           -----------------------
     date of determination thereof, the aggregate amount of Rentals required to be paid by such Person under all Sale and Leaseback Transactions to which such Person is a party during the respective remaining terms thereof (after giving effect to any renewals and extensions at the option of the lessor) discounted from the respective dates of payment of such Rentals to such date of determination at the actual interest factor included in such Rentals or, if such interest factor cannot be readily determined, at an interest factor calculated in such manner as the Borrower shall reasonably determine; provided, however, that if any portion
                           --------  -------
     of the net proceeds of the sale of the property leased pursuant to a Sale and Leasback Transaction has been or is being applied as provided in Section 5.02(b)(ii) and/or
     Section 5.02(b)(iii), there shall be excluded in determining Sale and Leaseback Debt that portion of the discounted Rentals required to be paid under such Sale and Leaseback Transaction which bears the same ratio to the total discounted Rentals required to be paid under such Sale and Leaseback Transaction as the portion of such net proceeds which has been or is being applied as provided in
     Section 5.02(b)(ii) and/or Section 5.02(b)(iii) bears to the total amount of such net proceeds.

          "Sale and Leaseback Transaction" means any arrangement
           ------------------------------
     directly or indirectly providing for the leasing by the Borrower or any Principal Domestic Subsidiary for a period in excess of three years of any Principal Domestic Manufacturing Property which was sold or transferred by the Borrower or any Principal Domestic Subsidiary more than
     120 days after the acquisition thereof or the completion of construction thereof, except any such arrangement solely
                           ------
     between the Borrower and a Principal Domestic Subsidiary or solely between Principal Domestic Subsidiaries.

          "Securities" of any corporation means and includes
           ----------
     (i) all capital stock of all classes of and all other equity interests in such corporation and all rights, options or warrants to acquire the same, and (ii) all promissory notes, debentures, bonds and other evidences of Debt of such corporation.

          "Senior Funded Debt" of any Person means, as of the
           ------------------
     date of determination thereof, all Debt of such Person which
     (i) matures by its terms more than one year after the date as of which such determination is made (including any such Debt which is renewable or extendable, or in effect renewable or extendable through the operation of a revolving credit agreement or other similar agreement, at the option of such Person for a period or periods ending more than one year after the date as of which such determination is made), and (ii) is not, by the terms of any instrument or instruments evidencing or securing such Debt or pursuant to which such Debt is outstanding, expressly subordinated in right of payment to any other Debt of such Person.

          "Significant Subsidiary" means (x) each Subsidiary
           ----------------------
     which is a Principal Domestic Subsidiary by operation of clause (i), (ii) or (iii) of the definition of Principal Domestic Subsidiary, and (y) each other Subsidiary whose assets as at the end of the fiscal year immediately preceding the time of determination exceeded 2% of consolidated assets of the Borrower and its Subsidiaries as at the end of such fiscal year.

          "Single Employer Plan" means a single employer plan, as
           --------------------
     defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any of its ERISA Affiliates and no Person other than the Borrower and its ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Subsidiary" means any corporation of which more than
           ----------
     50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Termination Date" means the earlier of (a) subject to
           ----------------
     the provisions of Section 7.11, the 364th day after the date hereof and (b) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

          "Withdrawal Liability" shall have the meaning given
           --------------------
     such term under Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Computation of Time Periods.  In this
                         ---------------------------
Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

          SECTION 1.03.  Accounting Terms.  All accounting terms
                         ----------------
not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e).


                            ARTICLE II
                AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 2.01.  The A Advances.  Each Lender severally
                         --------------
agrees, on the terms and conditions hereinafter set forth, to make A Advances to the Borrower or a Borrowing Subsidiary from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set opposite such Lender's name on the signature pages hereof or, if such Lender has entered into any Assignment and Acceptance, set forth for such Lender in the Register, as such amount may be reduced pursuant to Section 2.05 (such Lender's "Commitment"), provided
                                         ----------    --------
that the aggregate amount of the Commitments of the Lenders shall be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be applied to the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a
"B Reduction").  Each A Borrowing shall be in an aggregate amount
 -----------
not less than $25,000,000 or an integral multiple of $5,000,000 in excess thereof (unless the aggregate amount of the unused Commitments is less than $25,000,000, in which case such Borrowing shall be equal to the aggregate amount of the unused Commitments) and shall consist of A Advances of the same Type and having the same Interest Period made on the same day by the Lenders ratably according to their respective Commitments.
Within the limits of each Lender's Commitment, the Borrower may from time to time borrow, repay pursuant to Section 2.06 or prepay pursuant to Section 2.10 or 2.11(b) and reborrow under this Section 2.01.

          SECTION 2.02.  Making the A Advances.  (a)    Each A
                         ---------------------
Borrowing shall be made on notice given by the Borrower or a Borrowing Subsidiary, as the case may be, and received by each Lender not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed A Borrowing in the case of Eurodollar Rate Advances, on the second Business Day prior to such date in the case of Adjusted CD Rate Advances, or the same Business Day in the case of Base Rate Advances. Each such notice of an A Borrowing (a "Notice of A Borrowing") shall
                                  ---------------------
be given by telecopier, telex or cable, confirmed immediately by hand or by mail, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such A Borrowing,
(ii) Type of A Advances comprising such A Borrowing,
(iii) aggregate amount of such A Borrowing, and (iv) in the case of an A Borrowing comprised of Adjusted CD Rate Advances or Eurodollar Rate Advances, the Interest Period for each such
A Advance. Upon fulfillment of the applicable conditions set forth in Article III, each Lender shall, before 1:00 P.M. (New York City time) on the date of such A Borrowing, make available for the account of its Applicable Lending Office to the Borrower or the applicable Borrowing Subsidiary at an account specified by the Borrower or the applicable Borrowing Subsidiary by notice to the Lender, in immediately available funds, such Lender's ratable portion of such A Borrowing.

          (b) Anything in subsection (a) above to the contrary notwithstanding:

         (i) if any Lender shall, at least one Business Day before the date of any requested Borrowing, notify the Borrower that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or that any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, the Borrower shall immediately notify each other Lender and the right of the Borrower and any Borrowing Subsidiary to select Eurodollar Rate Advances for the portion of such Borrowing advanced by the Lender which has provided the notice described above or the portion of any subsequent Borrowing advanced by such Lender shall be suspended until such Lender shall notify the Borrower that the circumstances causing such suspension no longer exist, and each such Advance shall be a Base Rate Advance;

        (ii) if fewer than two Reference Banks furnish timely information to the Borrower for determining the Adjusted CD Rate for any Adjusted CD Rate Advances, or the Eurodollar Rate for any Eurodollar Rate Advances, comprising any requested Borrowing, the Borrower shall immediately notify each Lender and the right of the Borrower and any Borrowing Subsidiary to select Adjusted CD Rate Advances or Eurodollar Rate Advances, as the case may be, for such Borrowing or any subsequent Borrowing shall be suspended until the Borrower shall notify the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Base Rate Advance; and

       (iii) if the Required Lenders shall, at least one Business Day before the date of any requested Borrowing, notify the Borrower that the Eurodollar Rate for Eurodollar Rate Advances comprising such Borrowing will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Borrowing, the Borrower shall immediately notify each other Lender and the right of the Borrower and any Borrowing Subsidiary to select Eurodollar Rate Advances for such Borrowing or any subsequent Borrowing shall be suspended, and each Advance comprising such Borrowing shall be a Base Rate Advance. The Lenders will review regularly the circumstances causing such suspension, and as soon as such circumstances no longer exist the Required Lenders will notify the Borrower that such suspension is terminated.

          (c) Each Notice of A Borrowing shall be irrevocable and binding on the Borrower or Borrowing Subsidiary, as the case may be. In the case of any A Borrowing that the related Notice of A Borrowing specifies is to be comprised of Adjusted CD Rate Advances or Eurodollar Rate Advances, the Borrower or Borrowing Subsidiary, as the case may be, shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of A Borrowing for such A Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including any loss of margin for the period after any such failure to borrow), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the A Advance to be made by such Lender as part of such A Borrowing when such A Advance, as a result of such failure, is not made on such date.

          (d) The failure of any Lender to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the A Advance to be made by such other Lender on the date of any A Borrowing.

          SECTION 2.03.  The B Advances.  (a)    Each Lender
                         --------------
severally agrees that the Borrower or a Borrowing Subsidiary, as the case may be, may request B Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring (i) 15 days prior to the Termination Date in the case of a Quoted Rate Advance (as defined below) or (ii) 30 days prior to the Termination Date in the case of a Quoted Margin Advance (as defined below), in the manner set forth below; provided that, following the making of each
             --------
B Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders (computed without regard to any B Reduction).

          (b)  The Borrower or a Borrowing Subsidiary, as the
case may be, may request a B Borrowing under this Section 2.03 by delivering to each Lender, by telecopier, telex or cable,
confirmed immediately by hand or by mail, a notice of a
B Borrowing (a "Notice of B Borrowing"), in substantially the
                ---------------------
form of Exhibit B-2 hereto, specifying:

        (i)    the date and aggregate amount of the proposed
     B Borrowing (which shall not be less than $25,000,000 or an integral multiple of $5,000,000 in excess thereof; provided
                                                        --------
     that if the aggregate amount of the unused Commitments is less than $25,000,000, the amount of such proposed Borrowing shall be equal to the aggregate amount of the unused Commitments),

       (ii) whether each Lender should quote (x) a rate of interest (a "Quoted Rate") to be the entire rate applicable
                  -----------
     to the proposed B Advance (a "Quoted Rate Advance") or (y) a
                                   -------------------
     marginal per annum rate (a "Quoted Margin") to be added to
                                 -------------
     the Eurodollar Rate for an Interest Period equal to the term of the proposed B Borrowing (a "Quoted Margin Advance"),
                                     ---------------------

      (iii) the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be earlier than the date occurring 15 days after the date of such B Borrowing in the case of a Quoted Rate Advance, shall be one, two, three or six months after such date in the case of a Quoted Margin Advance, and in any case may not be later than the Termination Date),

       (iv) the interest payment date or dates relating thereto, and

        (v) any other terms to be applicable to such B Borrowing,

not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed B Borrowing, in the case of a Quoted Rate Advance and (B) at least five Business Days prior to the date of the proposed B Borrowing, in the case of a Quoted Margin Advance.

          (c) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more B Advances to the Borrower or Borrowing Subsidiary, as the case may be, as part of such proposed B Borrowing by transmitting to the Borrower or Borrowing Subsidiary, as the case may be, a written notice (an "Offer") received by the Borrower or Borrowing Subsidiary, as the
 -----
case may be, (A) before 9:00 A.M. (New York City time) on the date of such proposed B Borrowing, in the case of a Quoted Rate Advance and (B) before 12:00 noon (New York City time) three Business Days before the date of such proposed B Borrowing, in the case of a Quoted Margin Advance, specifying (x) the minimum amount and maximum amount of each B Advance which such Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to Section 2.03(a), exceed such Lender's Commitment), (y) a Quoted Rate or a Quoted Margin therefor (as requested by the Notice of B Borrowing) and
(z) such Lender's Applicable Lending Office with respect to such B Advance. If any Lender shall elect not to make an Offer, such Lender shall so notify the Borrower or Borrowing Subsidiary, as the case may be, before the applicable time and date for receipt by the Borrower or Borrowing Subsidiary, as the case may be, of the Offers, and such Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided
                                                     --------
that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any B Advance as part of such proposed B Borrowing.

          (d) The Borrower or Borrowing Subsidiary, as the case may be, shall, in turn, (A) before 10:00 A.M. (New York City time) on the date of such proposed B Borrowing, in the case of a Quoted Rate Advance and (B) before 1:00 P.M. (New York City time) three Business Days before the date of such proposed B Borrowing, in the case of a Quoted Margin Advance, either

         (i) cancel such B Borrowing by giving each Lender notice to that effect, and such B Borrowing shall not be made, or

        (ii) accept one or more of the Offers made by any Lender or Lenders, in its sole discretion, by giving notice to each Lender of the amount of each B Advance to be made by each Lender as part of such B Borrowing (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, offered to the Borrower or Borrowing Subsidiary, as the case may be, by such Lender for such B Advance in its notice given pursuant to subsection (c) above), and such notice shall reject any remaining Offers made by Lenders pursuant to subsection (c) above, provided that (x) the Borrower or Borrowing
            --------
     Subsidiary, as the case may be, shall not accept Offers for an aggregate principal amount of B Advances in excess of the aggregate principal amount stated in the Notice of B Borrowing, (y) the Borrower or Borrowing Subsidiary, as the case may be, shall not accept any Offer unless all Offers specifying a lower Quoted Rate or Quoted Margin, as the case may be, are also accepted, and (z) if all Offers specifying the same Quoted Rate or Quoted Margin, as the case may be, are not accepted in full, the Borrower or Borrowing Subsidiary, as the case may be, shall apportion its acceptances among such Offers in proportion to the respective principal amounts of such Offers (rounded, where necessary, to the nearest $1,000,000).

          (e) If the Borrower accepts one or more of the Offers, each Lender that is to make a B Advance as part of such B Borrowing shall, before 12:00 noon (New York City time) on the date of such B Borrowing, or as soon thereafter as it shall have received from the Borrower documents which fulfill the applicable conditions set forth in Article III, make available for the account of its Applicable Lending Office to the Borrower at an account specified by the Borrower by notice to such Lender, such Lender's B Advance, in immediately available funds. Promptly after each B Borrowing the Borrower will notify each Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

          (f) Within the limits and on the conditions set forth in this Section 2.03, the Borrower may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (g) below, and reborrow under this Section 2.03, provided that a B Borrowing shall not be made within three
- --------
Business Days of the date of any other B Borrowing.

          (g) The Borrower shall repay to each Lender that has made a B Advance, or each other holder of a B Note, on the maturity date of such B Advance (such maturity date being that specified by the Borrower for repayment of such B Advance in the related Notice of B Borrowing and provided in the B Note evidencing such B Advance), the then unpaid principal amount of such B Advance. The Borrower shall have no right to prepay any principal amount of any B Advance.

          (h) The Borrower shall pay interest on the unpaid principal amount of each B Advance from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at (x) the Quoted Rate, in the case of a Quoted Rate Advance, and (y) at the sum of the Eurodollar Rate for the Interest Period of such B Advance plus the Quoted Margin, in the case of a Quoted Margin Advance, in each case as specified for such B Advance by the Lender making such B Advance in its Offer with respect thereto, payable on the interest payment date or dates specified by the Borrower for such B Advance in the related Notice of B Borrowing and set forth in the B Note evidencing such B Advance.

          (i) The indebtedness of the Borrower resulting from each B Advance made to the Borrower as part of a B Borrowing shall be evidenced by a separate B Note of the Borrower payable to the order of the Lender making such B Advance.

          SECTION 2.04.  Facility Fee.  The Borrower agrees to
                         ------------
pay to each Lender a facility fee on the average daily amount of such Lender's Commitment, accruing from the date on which this Agreement becomes fully executed in the case of each Bank and from the effective date specified in the Assignment and

Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable on the last day of each March, June, September and December during the term of such Lender's Commitment, commencing June 30, 1994, and on the Termination Date, computed from time to time at the rate per annum set forth below opposite the lower of the ratings then applicable to the Borrower's long-term senior debt as published by S&P and Moody's:

                                                      Facility
     Moody's                  S&P                       Fee
     -------                  ---                     --------

     A3 or above              A- or above             .0900%

     Baa1 or below, or unrated                        BBB+ or
below, or unrated             .1500%

          SECTION 2.05.  Reduction of the Commitments.  The
                         ----------------------------
Borrower shall have the right, upon at least three Business Days' notice to each Lender, to terminate in whole all of the Commitments or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that the
                                       --------
aggregate amount of the Commitments of the Lenders shall not be reduced to an amount which is less than the aggregate principal amount of the Advances then outstanding, and provided further
                                             -------- -------
that each partial reduction (other than a reduction pursuant to Section 2.11) shall be in the aggregate amount of $25,000,000 or an integral multiple thereof.

          SECTION 2.06.  Repayment of A Advances.  The Borrower
                         -----------------------
or Borrowing Subsidiary, as the case may be, shall repay the principal amount of each Base Rate Advance made by each Lender to the Borrower or Borrowing Subsidiary, as the case may be, on the Termination Date and the principal amount of each other A Advance made by each Lender on the last day of the Interest Period for such A Advance.

          SECTION 2.07.  Interest on A Advances.  The Borrower or
                         ----------------------
Borrowing Subsidiary, as the case may be, shall pay interest on the unpaid principal amount of each A Advance made by each Lender to the Borrower or Borrowing Subsidiary, as the case may be, from the date of such A Advance until such principal amount shall be paid in full, at the following rates per annum:

          (a)  Base Rate Advances.  If such A Advance is a Base
               ------------------
     Rate Advance, a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly on the last day of each March, June, September, and December during such period and on the date such Base Rate Advance shall be paid in full; provided that any amount of principal
                            --------
     which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 1% per annum above the Base Rate in effect from time to time.

          (b)  Adjusted CD Rate Advances.  If such A Advance is
               -------------------------
     an Adjusted CD Rate Advance, a rate per annum equal during the Interest Period for such A Advance to the sum of the Adjusted CD Rate for such Interest Period plus the per annum rate equal from time to time to the rate set forth below opposite the lower of the ratings then applicable to the Borrower's long-term senior debt as published by S&P and
     Moody's:

     Moody's                  S&P                     Rate
     -------                  ---                     ----

     A3 or above              A- or above             .3600%

     Baa1 or below, or unrated                        BBB+ or
below, or unrated             .4750%

     payable on the last day of such Interest Period and, if such Interest Period has a duration of more than 90 days, on each day which occurs during such Interest Period every 90 days from the first day of such Interest Period; provided that
                                                 --------
     any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal to (x) until the end of the then current Interest Period, 1% per annum above the rate per annum required to be paid on such A Advance immediately prior to the date on which such amount became due, and
     (y) thereafter, 1% per annum above the Base Rate in effect from time to time.

          (c)  Eurodollar Rate Advances.  If such A Advance is a
               ------------------------
     Eurodollar Rate Advance, a rate per annum equal during the Interest Period for such A Advance to the sum of the Eurodollar Rate for such Interest Period plus the per annum rate equal from time to time to the rate set forth below opposite the lower of the ratings then applicable to the Borrower's long-term senior debt as published by S&P and
     Moody's:

     Moody's                  S&P                     Rate
     -------                  ---                     ----

     A3 or above              A- or above             .2350%

     Baa1 or below, or unrated                        BBB+ or
below, or unrated             .3500%
     payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period; provided that any amount of principal which is not paid when
     --------
     due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal to (x) until the end of the then current Interest Period, 1% per annum above the rate per annum required to be paid on such A Advance immediately prior to the date on which such amount became due, and (y) thereafter, 1% per annum above the Base Rate in effect from time to time.

          SECTION 2.08.  Additional Interest on Eurodollar Rate
                         --------------------------------------
Advances.  The Borrower or Borrowing Subsidiary, as the case may
- --------
be, shall pay to each Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Lender to the Borrower or Borrowing Subsidiary, as the case may be, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such Advance. Such additional interest shall be determined by such Lender and the Borrower or Borrowing Subsidiary, as the case may be, shall be notified of such additional interest.

          SECTION 2.09.  Interest Rate Determination.
                         ---------------------------
(a) Each Reference Bank agrees to furnish to the Borrower and the Borrowing Subsidiaries timely information for the purpose of determining the Base Rate from time to time in effect and each Adjusted CD Rate or Eurodollar Rate, as applicable. Subject to the terms of Section 2.02(b)(ii), if any one or more of the Reference Banks shall not furnish such timely information to the Borrower and the Borrowing Subsidiaries for the purpose of determining any such interest rate, the Borrower or Borrowing Subsidiary, as the case may be, shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

          (b) The Borrower or Borrowing Subsidiary, as the case may be, shall give prompt notice to the Lenders of each applicable interest rate determined therefrom by the Borrower or such Borrowing Subsidiary for purposes of Section 2.03(h)(y) or
Section 2.07(a), (b) or (c), and the applicable rate furnished by each Reference Bank for the purpose of determining such applicable interest rate.

          (c) If (but only so long as) fewer than two Reference Banks shall furnish timely information to the Borrower for determining the Base Rate in effect from time to time when Base Rate Advances are outstanding, the Borrower shall immediately give notice to each Lender, and the Required Lenders shall immediately designate an additional Reference Bank for the purpose of determining the Base Rate, but such designation shall terminate if a replacement Reference Bank is nominated and approved as provided in the following sentence. Whenever a Reference Bank either ceases to be a Lender or repeatedly fails to furnish timely information to the Borrower for determining the Base Rate, the Adjusted CD Rate or the Eurodollar Rate, the Borrower will give prompt notice thereof to the Lenders and will nominate another Lender to replace such Reference Bank, and such Lender shall, if approved by the Required Lenders, replace such Reference Bank.

          SECTION 2.10.  Prepayments of A Advances.  The Borrower
                         -------------------------
or Borrowing Subsidiary, as the case may be, may, upon notice to each Lender stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, or if the Borrower or Borrowing Subsidiary, as the case may be, is required to prepay any A Advance pursuant to Section 2.11(c)
or 5.02(b)(ii) hereof, the Borrower or Borrowing Subsidiary, as the case may be, shall, prepay the outstanding principal amounts of the A Advances comprising part of the same A Borrowing in whole or ratably in part (provided that with regard to
                          --------
prepayments made pursuant to Section 2.11(c), the Borrower or such Borrowing Subsidiary shall be required to prepay only the outstanding principal amounts of the A Advances made by the Lender or Lenders affected by Section 2.11(c)), together with accrued interest to the date of such prepayment on the principal amount prepaid, and the losses, costs and expenses, if any, payable pursuant to Section 7.04(c). Such notice shall be received by each Lender not later than 11:00 A.M. (New York City time), on the third Business Day prior to the date of the proposed prepayment in the case of Eurodollar Rate Advances, on the second Business Day prior to such date in the case of Adjusted CD Rate Advances or on the Business Day prior to such date in the case of Base Rate Advances. Except for prepayments made pursuant to Section 2.11(c) or 5.02(b), each partial prepayment shall be in an aggregate principal amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and any partial prepayment of any Adjusted CD Rate Advances or Eurodollar Rate Advances shall not leave outstanding less than $25,000,000 aggregate principal amount of such A Advances comprising part of any A Borrowing.

          SECTION 2.11.  Increased Costs, Etc.  (a)    If, due to
                         --------------------
either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Adjusted CD Rate Advances, included in the Adjusted CD Rate Reserve Percentage or, in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the costs to any Lender of agreeing to make or making, funding or maintaining Adjusted CD Rate Advances or Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such Lender, pay to such Lender additional amounts sufficient to compensate such Lender for such increased costs for a period beginning not more than 90 days prior to such demand. A certificate as to the amount of such increased cost submitted to the Borrower by such Lender, setting forth in reasonable detail the calculation of the increased costs, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender which decreases such Lender's return on its capital (after taking into account any changes in the Eurodollar Rate and Eurodollar Rate Reserve Percentage) and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender, the Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder, such compensation to cover a period beginning not more than 90 days prior to such demand. A certificate as to such amounts submitted to the Borrower by such Lender, setting forth in reasonable detail the calculation of the amount required to be paid hereunder, shall be conclusive and binding for all purposes, absent manifest error.

          (c) Within 30 days after the receipt of (A) notice from a Lender as described in Section 2.02(b)(i), or (B) a demand for compensation from a Lender under subsection (a) or (b) above, the Borrower may, by at least three Business Days' notice to each Lender, terminate the Commitment (in whole but not in part) of any Lender which has provided such notice under
Section 2.02(b)(i), or demanded compensation under subsection (a) or (b) above in an amount (expressed as a percentage per annum of its unused Commitment) which exceeds the compensation demanded by the other Lenders, provided that (i) the Borrower shall first pay
                   --------
to such Lender all compensation required to be paid under subsection (a) or (b) above accrued to the termination date of such Commitment, (ii) the Borrower shall first prepay all outstanding A Advances made by such Lender in accordance with the provisions of Section 2.10 hereof, (iii) the Borrower shall not terminate the Commitment of any Lender under this subsection unless it also terminates the Commitment of all other Lenders providing similar notice under Section 2.02(b)(i) or demanding compensation at a rate equal to or higher than that demanded by such Lender under subsection (a) or (b) above, and (iv) the Borrower shall not take any action under this subsection which would reduce the aggregate of the Commitments below the aggregate of the Advances outstanding. Effective with such termination, the Borrower may substitute for such Lender one or more other banks or entities which will assume the Commitment and other obligations hereunder of such terminated Lender or Lenders, and will become a Lender or Lenders hereunder upon executing an assumption agreement in form and substance reasonably satisfactory to the Borrower and the Required Lenders.

          SECTION 2.12.  Payments and Computations.  (a)    The
                         -------------------------
Borrower or Borrowing Subsidiary, as the case may be, shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to each Lender at its address referred to in
Section 7.02 in immediately available funds, for the account of its Applicable Lending Office. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 7.07(d), from and after the effective date specified in such Assignment and Acceptance, the Borrower or Borrowing Subsidiary, as the case may be, shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender's assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) Each of the Borrower and any Borrowing Subsidiary hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or under any Note held by such Lender, to charge from time to time against any or all of the Borrower's or such Borrowing Subsidiary's as the case may be, accounts with such Lender any amount so due.

          (c) All computations of interest based on clause (a) of the definition of Base Rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Adjusted CD Rate, the Eurodollar Rate, a Quoted Rate or the Federal Funds Rate and of commitment fees and facility fees shall be made on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

          (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, commitment fee or facility fee, as the case may be; provided, however, if such extension
                         --------  -------
would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (e) The date and amount of each A Advance made by each Lender, the date on which it is due, the interest rate applicable thereto and any prepayments thereof shall be recorded by such Lender on its books, which shall be presumptive evidence thereof, whether or not the same is endorsed on the grid annexed to such Lender's A Note.

          SECTION 2.13.  Taxes.  (a)    Subject to subsection (f)
                         -----
below, any and all payments hereunder or under the A Notes shall be made, in accordance with Section 2.12, (i) if made by the Borrower, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings of the United States of America or any state thereof or political subdivision of any of them or any other jurisdiction from or through which the Borrower elects to make such payment, and all liabilities with respect thereto, and (ii) if made by a Borrowing Subsidiary, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings of any jurisdiction within which it is organized or does business or is managed or controlled or has its head or principal office or from or through which such Borrowing Subsidiary elects to make such payment, and all liabilities with respect thereto, excluding (w) in the case of each Lender, taxes
                 ---------
imposed on its income, and franchise taxes imposed on it, by any jurisdiction under the laws of which such Lender is organized or, as to the United States of America or any state thereof or any political subdivision of any of them, is doing business or any political subdivision thereof and by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof, (x) in the case of each Lender, any income tax or franchise tax imposed on it by a jurisdiction (except the United States of America or any state thereof or any political subdivision of any of them) as a result of a connection between such jurisdiction and such Lender (other than as a result of such Lender's having entered into this Agreement, performing hereunder or enforcing this Agreement), (y) any payment of tax which the Borrower is obliged to make pursuant to Section 159 of the Income and Corporation Taxes Act 1970 of the United Kingdom (or any re-enactment or replacement thereof) on behalf of a Lender which is resident for tax purposes in the United Kingdom but is not recognized as a bank by H.M. Inland Revenue and (z) Other Taxes as defined in subsection (b) below, (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the
                                              -----
Borrower or any Borrowing Subsidiary shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any A Note to any Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Borrowing Subsidiary shall make such deductions and (iii) the Borrower or such Borrowing Subsidiary shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower or the Borrowing Subsidiary shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the
A Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the A Notes (hereinafter referred to as "Other Taxes"). Each Bank represents
                             -----------
that at the date of this Agreement it is not aware of any Other Taxes applicable to it. Each Lender agrees to notify the Borrower or such Borrowing Subsidiary on becoming aware of the imposition of any such Other Taxes.

          (c) The Borrower or the Borrowing Subsidiary will indemnify each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.13) paid by such Lender and any liability (including penalties, interest and expenses not attributable to acts or omissions of any party other than the Borrower or such Borrowing Subsidiary) arising therefrom or with respect thereto. This indemnification shall be paid within 30 days from the date such Lender makes written demand therefor.

          (d) As soon as practicable after the date of any payment of Taxes (other than Taxes of the United States of America or any state thereof or political subdivision of any of them), the Borrower or the Borrowing Subsidiary will furnish to each Lender, at its address referred to in Section 7.02, the original or a certified copy of a receipt evidencing payment thereof (if any such receipt is reasonably available), other evidence of such payment or, if neither a receipt nor other evidence is available, a statement by the Borrower or such

Borrowing Subsidiary confirming payment thereof. If no such Taxes are payable in respect of any payment hereunder or under the A Notes, the Borrower or such Borrowing Subsidiary will at the request of a Lender furnish to such Lender, an opinion of counsel for the Borrower or such Borrowing Subsidiary stating that such payment is exempt from or not subject to Taxes.

          (e) Each Lender will, from time to time as requested by the Borrower or the Borrowing Subsidiary in writing, provide the Borrower or the Borrowing Subsidiary with any applicable forms, completed and signed, that may be required by the tax authority of a jurisdiction in order to certify such Lender's exemption from or applicable reduction in any applicable Taxes of such jurisdiction with respect to any and all payments that are subject to such an exemption or reduction to be made to such Lender hereunder and under the A Notes, if the Lender is entitled to such an exemption or reduction.

          (f) Notwithstanding anything contained herein to the contrary, the Borrower or the Borrowing Subsidiary shall not be required to pay any additional amounts pursuant to this Section on account of any Taxes of, or imposed by, the United States, to any Lender which is not entitled on the date on which it signed this Agreement (or, in the case of an assignee of a Lender, on the date on which the assignment to it became effective), to submit Form 1001 or Form 4224 or a certification that it is a corporation or other entity organized in or under the laws of the United States or a state thereof, so as to establish a complete exemption from such Taxes with respect to all payments hereunder and under the A Notes. If as a result of an erroneous certification made by a Lender the Borrower or such Borrowing Subsidiary makes a payment to it without deduction for United States withholding taxes, but would have made such a deduction had such certification not been erroneous and the Borrower or such Borrowing Subsidiary subsequently is required to account, and does account, to the United States tax authorities for any amount which should have been deducted, such Lender shall pay to the Borrower or such Borrowing Subsidiary an amount sufficient to reimburse the Borrower or such Borrowing Subsidiary for such amount.

          (g) At the request of a Borrower or a Borrowing Subsidiary, any Lender claiming any additional amounts payable pursuant to this Section 2.13 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. The Borrower or such Borrowing Subsidiary shall reimburse such Lender for the Borrower's or such Borrowing

Subsidiary's equitable share of such Lender's reasonable expenses incurred in connection with such change or in considering such a change.

          (h) Without prejudice to the survival of any other agreement of the Borrower and its Borrowing Subsidiaries hereunder, the agreements and obligations of the Borrower and its Borrowing Subsidiaries contained in this Section 2.13 shall survive the payment in full of principal and interest hereunder and under the A Notes, provided, however, that the Borrower or
                       --------  -------
such Borrowing Subsidiary has received timely notice of the assertion of any Taxes or Other Taxes in order for it to contest such Taxes or Other Taxes to the extent permitted by law.

          SECTION 2.14.  Sharing of Payments, Etc.  If any Lender
                         ------------------------
shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the A Advances (whether for principal, interest, fees or otherwise) made by it (other than pursuant to Section 2.08, 2.11 or 2.13) in excess of its ratable share of payments on account of the A Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the A Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them, provided, however, that if all or any portion of such
         --------  -------
excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each of the Borrower and any Borrowing Subsidiary agrees that any Lender so purchasing a participation from another Lender pursuant to this
Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower or such Borrowing Subsidiary, as the case may be, in the amount of such participation.


                           ARTICLE III
                      CONDITIONS OF LENDING

          SECTION 3.01.  Condition Precedent to Initial Advances.
                         ---------------------------------------
The obligation of each Lender to make its initial Advance is subject to the condition precedent that such Lender shall have received, on or before the date of such Advance, or, if earlier, May 6, 1994, the following, each dated no later than the first date on which all of such documents have been delivered, in form and substance satisfactory to such Lender and (except for the Notes) in sufficient copies for each Lender:

          (a) The A Note and, if applicable, the B Note payable to the order of such Lender.

          (b) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Agreement and the Notes and each Guaranty, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Notes.

          (c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder.

          (d) A certificate of a duly authorized officer of the Borrower certifying that the representations and warranties contained in Section 4.01 are correct on and as of such date (before and after giving effect to any Borrowing on such date and the application of the proceeds therefrom), as though made on and as of such date, and that no event has occurred and is continuing (or would result from any such Borrowing or application of the proceeds thereof) which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          (e) A favorable opinion of the General Counsel or an Associate General Counsel of the Borrower, substantially in the form of Exhibit D hereto.

          (f) A favorable opinion of Shearman & Sterling, special counsel for the Documentation Advisors, substantially in the form of Exhibit E hereto.

          (g) Evidence of the termination of the Commitments under (i) the Credit Agreement dated as of March 30, 1990 among the Borrower and the lenders party thereto, and
     (ii) the Credit Agreement dated as of August 27, 1993 among the Borrower and the lenders party thereto.

          SECTION 3.02.  Conditions Precedent to Each A
                         ------------------------------
Borrowing.  The obligation of each Lender to make an A Advance on
- ---------
the occasion of each A Borrowing (including the initial
A Borrowing) shall be subject to the further conditions precedent that on the date of such A Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of A Borrowing and the acceptance by the Borrower or any Borrowing

Subsidiary of the proceeds of such A Borrowing shall constitute a representation and warranty by the Borrower that on the date of such A Borrowing such statements are true):

         (i)   The representations and warranties contained in
     Section 4.01 are correct on and as of the date of such A Borrowing, before and after giving effect to such A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

        (ii) No event has occurred and is continuing, or would result from such A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

provided, however, that, on the occasion of an A Borrowing which
- --------  -------
would not increase the aggregate outstanding amount of A Advances owing to each Lender over the aggregate outstanding amount of A Advances owing to such Lender immediately prior to making such A Borrowing, the statements set forth in subsections (i) and (ii) above shall be modified as follows:

         (i) In subsection (i) the phrase "(excluding those contained in the last sentence of subsection (e) and in subsection (f) thereof)" shall be inserted immediately after "Section 4.01"; and

        (ii) In subsection (ii) the words "or would constitute an Event of Default but for the requirement that notice be given or time elapse or both" shall be omitted;

and (b) the Lenders shall have received such other approvals, opinions or documents as any Lender may reasonably request, evidencing the accuracy of the representations and warranties and compliance with other conditions of lending.

          SECTION 3.03.  Conditions Precedent to Each
                         ----------------------------
B Borrowing.  The obligation of each Lender which is to make a
- -----------
B Advance on the occasion of a B Borrowing (including the initial B Borrowing) to make such B Advance as part of such B Borrowing is subject to the conditions precedent that (i) such Lender shall have received the written confirmatory Notice of B Borrowing with respect thereto, (ii) on or before the date of such B Borrowing, but prior to such B Borrowing, such Lender shall have received a B Note payable to the order of such Lender for each of the one or more B Advances to be made by such Lender as part of such B Borrowing, each in a principal amount equal to the principal amount of the B Advance to be evidenced thereby and otherwise on such terms as were agreed to for such B Advance in accordance with Section 2.03, and (iii) on the date of such B Borrowing the following statements shall be true (and each of the giving of the applicable Notice of B Borrowing and the acceptance by the Borrower or any Borrowing Subsidiary of the proceeds of such B Borrowing shall constitute a representation and warranty by the Borrower that on the date of such B Borrowing such statements are true):

          (a)  The representations and warranties contained in
     Section 4.01 are correct on and as of the date of such B Borrowing, before and after giving effect to such B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date,

          (b) No event has occurred and is continuing, or would result from such B Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both, and

          (c) The information concerning the Borrower that has been provided in writing to each Lender by the Borrower in connection herewith as required by the provisions of this Agreement did not include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided that with regard to any information
                 --------
     delivered to a Lender pursuant to Section 5.01(e)(vii), the representation and warranty in this Section 3.03(c) shall apply only to such information that is specifically identified to the Borrower at the time the request is made as information (i) that may be delivered to a purchaser of a B Note, or (ii) that is otherwise requested to be subject to this Section 3.03(c).


                            ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations and Warranties of the
                         -------------------------------------
Borrower.  The Borrower represents and warrants as follows:
- --------

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          (b) The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene
     (i) the Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes.

          (d) This Agreement is, and each of the Notes when executed and delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, except as the same may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors rights generally or by general principles of equity.

          (e) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 1993 and the related consolidated statements of income, cash flow and retained earnings of the Borrower and its Consolidated Subsidiaries for the fiscal year then ended, accompanied by an opinion of Arthur Andersen & Co., independent public accountants, copies of which have been furnished to each Bank, fairly present the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Consolidated Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied (except for mandated changes in accounting disclosed in such financial statements). Since December 31, 1993 there has been no Material Adverse Change.

          (f) There is no pending or (to the knowledge of the Borrower) threatened action or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect, other than as disclosed on Schedule 4.01(f) (the "Disclosed Litigation")
                                         --------------------
     or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or Guaranty, and there has been no change in the status, or financial effect on the Borrower or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 4.01(f) which is reasonably likely to have a Material Adverse Effect.

          (g) None of the Borrower or any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used in such manner as to cause any Lender to be in violation of such Regulation U.

          (h) The Borrower and each Subsidiary are in compliance in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, non-compliance with which would have a Material Adverse Effect.

          (i) In the ordinary course of its business, the Borrower conducts reviews (which reviews are in varying stages of implementation) of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs. On the basis of thess reviews, the Borrower has reasonably concluded that Environmental Laws are unlikely to have a Material Adverse Effect.

          (j) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that is reasonably likely to result in the imposition of a lien in excess of $25,000,000 on the assets of the Borrower and/or any of its ERISA Affiliates in favor of the PBGC or the Plan or in a requirement that the Borrower or any of its ERISA Affiliates provide security to the Plan in an amount exceeding $25,000,000.

          (k) The most recently filed Schedule B (Actuarial Information) annual report (Form 5500 Series) for each Plan was complete and accurate and fairly presented the funding status of such Plan as of the date of such Schedule B, and since the date of such Schedule B, there has been no change in such funding status which is reasonably likely to have a Material Adverse Effect.

          (l)  Neither the Borrower nor any of its ERISA
     Affiliates has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which is reasonably likely to have a Material Adverse
     Effect.

          (m) Neither the Borrower nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, which in either case would be reasonably likely to have a Material Adverse Effect, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, which in either case would be reasonably likely to have a Material Adverse Effect.

          (n) Except as set forth in the financial statements described in Section 4.01(e) or delivered pursuant to
     Section 5.01(e), the Borrower and its Subsidiaries have no material liability with respect to "expected postretirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

          (o) The Borrower and each Subsidiary have filed all tax returns (Federal, state and local) required to be filed and paid all taxes shown thereon to be due, including interest and penalties other than those not yet delinquent and except for those contested in good faith, or provided adequate reserves for payment thereof.


                            ARTICLE V
                    COVENANTS OF THE BORROWER

          SECTION 5.01.  Affirmative Covenants.  So long as any
                         ---------------------
Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing:

          (a)  Preservation of Corporate Existence, Etc.
               ----------------------------------------
     Preserve and maintain, and cause each Significant Subsidiary to preserve and maintain, its corporate existence except as permitted under Section 5.02(c); provided, however, that the
                                      --------  -------
     Borrower or any Significant Subsidiary shall not be required to preserve the corporate existence of any Significant Subsidiary if the Board of Directors of the Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Significant Subsidiary, as the case may be, and that the liquidation thereof is not disadvantageous in any material respect to the Lenders.

          (b)  Compliance with Laws, Etc.  Comply, and cause each
               -------------------------
     of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, where any failure to comply would have a Material Adverse Effect, such compliance to include, without limitation, paying before the same become delinquent all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

          (c)  Maintenance of Properties, Etc.  Maintain and
               ------------------------------
     preserve, and cause each Significant Subsidiary to maintain and preserve, all of its properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so would not be reasonably likely to have a Material Adverse Effect.

          (d)  Maintenance of Insurance.  Maintain, and cause
               ------------------------
     each Significant Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations (including affiliated companies) for such amounts, covering such risks and with such deductibles as is usually carried by companies of comparable size engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates, or maintain a sound self-insurance program for such risks as may be prudently self-insured.

          (e)  Reporting Requirements.  Furnish to each Lender:
               ----------------------

              (i) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and related consolidated statements of income and cash flow for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with generally accepted accounting principles applicable to interim statements and certified by the Treasurer or chief financial officer of the Borrower;

             (ii) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, a copy of the annual report for such year for the Borrower and its Consolidated Subsidiaries, containing consolidated financial statements for such year certified without exception as to scope by Arthur Andersen & Co. or other independent public accountants acceptable to the Required Lenders;

            (iii) concurrently with the financial statements delivered pursuant to clause (ii) above, a certificate of the Treasurer, principal financial officer or the principal accounting officer of the Borrower, and concurrently with the financial statements delivered pursuant to clause (i) above, a certificate of the Treasurer or controller of the Borrower, stating in each case that a review of the activities of the Borrower and its Consolidated Subsidiaries during the preceding quarter or fiscal year, as the case may be, has been made under his supervision to determine whether the Borrower has fulfilled all of its respective obligations under this Agreement and the Notes, and also stating that, to the best of his knowledge, (x) neither an Event of Default nor an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default has occurred, or (y) if any such Event of Default or event exists, specifying such Event of Default or event, the nature and status thereof, and the action the Borrower is taking or proposes to take with respect thereto;

             (iv) as soon as possible and in any event within five days after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the chief financial officer of the Borrower setting forth details of such Event of Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

              (v) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to its security holders generally, and copies of all publicly available reports and registration statements except registration statements on Form S-8 which the Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange;

             (vi) promptly after the filing or receiving thereof each notice that the Borrower or any Subsidiary receives from the PBGC regarding the Insufficiency of any Plan, and, to any Lender requesting same, copies of each Form 5500 annual return/report (including
          Schedule B thereto) filed with respect to each Plan under ERISA with the Internal Revenue Service;

            (vii)   such other information respecting the
          condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request; and

           (viii) promptly after any corporation shall become a Principal Domestic Subsidiary, written notice thereof, including the name of such corporation, the jurisdiction of its incorporation and the nature of its business.

          SECTION 5.02.  Negative Covenants.  So long as any Note
                         ------------------
shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Required Lenders:

          (a)  Liens, Etc.  Create or suffer to exist, or permit
               ----------
     any of its Principal Domestic Subsidiaries to create or suffer to exist, any Lien on any Restricted Property, whether now owned or hereafter acquired, without making effective provision (and the Borrower covenants and agrees that it will make or cause to be made effective provision) whereby the Notes shall be directly secured by such Lien equally and ratably with (or prior to) all other indebtedness secured by such Lien as long as such other indebtedness shall be so secured; provided, however, that
                                       --------  -------
     there shall be excluded from the foregoing restrictions:

              (i) Liens securing Debt not exceeding $10,000,000 which are existing on the date hereof on Restricted Property; and, if any property now owned or leased by Borrower or by a present Principal Domestic Subsidiary at any time hereafter becomes a Principal Domestic Manufacturing Property, any Liens existing on the date hereof on such property securing the Debt now secured or evidenced thereby;

             (ii)   Liens on Restricted Property of a Principal
          Domestic Subsidiary as security for Debt of such Subsidiary to the Borrower or to another Principal
          Domestic Subsidiary;

            (iii) in the case of any corporation which becomes a Principal Domestic Subsidiary after the date of this Agreement, Liens on Restricted Property of such Principal Domestic Subsidiary which are in existence at the time it becomes a Principal Domestic Subsidiary and which were not incurred in contemplation of its becoming a Principal Domestic Subsidiary;

             (iv) any Lien existing prior to the time of acquisition of any Principal Domestic Manufacturing Property acquired by the Borrower or a Principal Domestic Subsidiary after the date of this Agreement through purchase, merger, consolidation or otherwise;

              (v)   any Lien on any Principal Domestic
          Manufacturing Property (other than a Major Domestic Manufacturing Property) acquired or constructed by the Borrower or a Principal Domestic Subsidiary after the date of this Agreement, which is placed on such Property at the time of or within 120 days after the acquisition thereof or prior to, at the time of or within 120 days after completion of construction thereof to secure all or a portion of the price of such acquisition or construction or funds borrowed to pay all or a portion of the price of such acquisition or construction;

             (vi) extensions, renewals or replacements of any Lien referred to in clause (i), (iii), (iv) or (v) of this subsection (a) to the extent that the principal amount of the Debt secured or evidenced thereby is not increased, provided that the Lien is not extended to
                     --------
          any other Restricted Property unless the aggregate value of Restricted Property encumbered by such Lien is not materially greater than the value (as determined at the time of such extension, renewal or replacement) of the Restricted Property originally encumbered by the Lien being extended, renewed or replaced;

            (vii) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's, vendors' and landlords' liens, and Liens arising out of judgments or awards against the Borrower or any Principal Domestic Subsidiary which are (x) immaterial or (y) with respect to which the Borrower or such Subsidiary at the time shall currently be prosecuting an appeal or proceedings for review and with respect to which it shall have secured a stay of execution pending such appeal or proceedings for review;

           (viii) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, and zoning or other restrictions as to the use of any Principal Domestic Manufacturing Property, which exceptions, encumbrances, easements, reservations, rights and restrictions do not, in the opinion of the Borrower, in the aggregate materially detract from the value of such Principal Domestic Manufacturing Property or materially impair its use in the operation of the business of the Borrower and its Principal Domestic Subsidiaries; and

             (ix) any Lien on Restricted Property not referred to in clauses (i) through (viii) of this subsection (a) if, at the time such Lien is created, incurred, assumed
          --
          or suffered to be created, incurred or assumed, and after giving effect thereto and to the Debt secured or evidenced thereby, the sum of (A) the aggregate amount of all outstanding Debt of the Borrower and its Principal Domestic Subsidiaries secured or evidenced by Liens on Restricted Property which are not referred to in clauses (i) through (viii) of this subsection (a) and which do not equally and ratably secure the Notes plus (B) the aggregate amount of all outstanding Sale and Leaseback Debt of the Borrower and its Principal Domestic Subsidiaries, shall not exceed 15% of Consolidated Net Tangible Assets.

     If at any time the Borrower or any Principal Domestic Subsidiary shall create, incur or assume or suffer to be created, incurred or assumed any Lien on Restricted Property by which the Notes are required to be secured pursuant to the requirements of this subsection (a), the Borrower will promptly deliver to each Lender an opinion, in form and substance reasonably satisfactory to the Required Lenders, of the General Counsel of the Borrower (so long as the General Counsel is able to render an opinion as to the relevant local law) or other counsel reasonably satisfactory to the Required Lenders, to the effect that the Notes have been secured in accordance with such requirements.

          (b)  Sale and Leaseback Transactions.  The Borrower
               -------------------------------
     will not, and will not permit any Principal Domestic
     Subsidiary to, enter into any Sale and Leaseback Transaction unless either:

              (i) immediately after giving effect to such Sale and Leaseback Transaction, the sum of (A) the aggregate amount of all outstanding Sale and Leaseback Debt of the Borrower and its Principal Domestic Subsidiaries and (B) the aggregate amount of all outstanding Debt of the Borrower and its Principal Domestic Subsidiaries secured or evidenced by Liens on Restricted Property which are not referred to in clauses (i) through (viii) of Section 5.02(a) and which do not equally and ratably secure the Notes, shall not exceed 15% of Consolidated Net Tangible Assets; or

             (ii) within 90 days after the effective date of such Sale and Leaseback Transaction, the Borrower shall apply or cause to be applied an amount equal to the net proceeds of the sale of the property leased pursuant to such Sale and Leaseback Transaction to the prepayment or other retirement (other than any mandatory prepayment or retirement) of the A Notes in accordance with the provisions of Section 2.10 hereof and/or Senior Funded Debt of the Borrower or any of its Principal Domestic Subsidiaries which is then subject to optional prepayment or other retirement, and shall deliver to the holders of the A Notes a certificate executed by the principal financial officer, treasurer or the chief executive officer of the Borrower specifying the Debt so prepaid or retired; or

            (iii) within 90 days after the effective date of such Sale and Leaseback Transaction, the Borrower shall deliver to the holders of the A Notes a certificate executed by the principal financial officer, treasurer or the chief executive officer of the Borrower stating that an amount equal to the net proceeds of the sale of the property leased pursuant to such Sale and Leaseback Transaction has been applied, or is in good faith being retained for application within a reasonable time after the date of such Sale and Leaseback Transaction (and the Borrower covenants and agrees that such proceeds will be so applied), to the payment of the cost of the purchase, construction or improvement of one or more Principal Domestic Manufacturing Properties.

          (c)  Mergers, Etc.  Merge or consolidate with or into,
               ------------
     or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Subsidiaries to do so, except that (i) any Subsidiary of the Borrower may merge or consolidate with or into, or transfer assets to, any other Subsidiary of the Borrower, (ii) any Subsidiary of the Borrower may merge or consolidate with or into or transfer assets to the Borrower, and (iii) the Borrower may merge with or transfer assets to, and any Subsidiary of the Borrower may merge or consolidate with or into or transfer assets to, any other Person, provided that
                                                   --------
     (A) in each case, immediately after giving effect to such proposed transaction, no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default would exist, (B) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving corporation and (C) in the case of any such merger or consolidation of a Borrowing Subsidiary of the Borrower with or into any other Person, the Borrower shall remain the guarantor of such Subsidiary's obligations hereunder.

          (d)  Debt.  Create or suffer to exist, or permit any of
               ----
     its Subsidiaries to create or suffer to exist, any Debt if (after giving effect to the applications of the proceeds of any Debt) the ratio of (x) the Operating Cash Flow of the Borrower and its Subsidiaries on a consolidated basis for the most recent four consecutive calendar quarters then ended to (y) the aggregate amount of Debt of the Borrower and its Subsidiaries on a consolidated basis is less than
     0.25 to 1.

          (e)  Use of Proceeds.  Use, or permit any of its
               ---------------
     Subsidiaries to use, any proceeds of any Advance for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), or to extend credit to others for such purpose, if, following application of the proceeds of such Advance, more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) which are subject to the restrictions of Section 5.02(a) or (b) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender, relating to Debt and within the scope of Section 6.01(d) (without giving effect to any limitation in principal amount contained therein) will be margin stock (as defined in such Regulation U).


                            ARTICLE VI
                        EVENTS OF DEFAULT

          SECTION 6.01.  Events of Default.  If any of the
                         -----------------
following events ("Events of Default") shall occur and be
                   -----------------
continuing:

          (a) The Borrower or any Borrowing Subsidiary shall fail to pay when due any principal of any Note or to pay, within five days after the date when due, the interest on any Note, any fees or any other amount payable hereunder or under any Guaranty; or

          (b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) in connection with this Agreement or any Guaranty shall prove to have been incorrect in any material respect when made; or

          (c)  The Borrower shall fail to perform or observe
     (i) any term, covenant or agreement contained in
     Section 5.02, or (ii) any other term, covenant or agreement contained in this Agreement (other than those referred to in clauses (a) and (b) of this Section 6.01) on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement referred to in this clause (ii) shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by any Lender; or

          (d)  The Borrower or any of its Significant
     Subsidiaries shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $50,000,000 in the aggregate (but excluding Debt evidenced by the Notes) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is (i) to accelerate the maturity of such Debt or (ii) if the long-term senior debt of the Borrower is not then rated either at or above BBB by S&P or at or above Baa2 by Moody's, to permit the acceleration of the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

          (e)  The Borrower or any of its Significant
     Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Significant Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed and unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Significant Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

          (f) Any judgment or order for the payment of money in excess of $25,000,000 (calculated after deducting from the sum so payable each amount thereof which will be paid by any insurer that is not an Affiliate of the Borrower to the extent such insurer has confirmed in writing its obligation to pay such amount with respect to such judgment or order) shall be rendered against the Borrower or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (g) The Borrower or any of its ERISA Affiliates shall have incurred or, in the reasonable opinion of the Required Lenders shall be reasonably likely to incur, liability in excess of $50,000,000 in the aggregate as a result of one or more of the following events which shall have occurred:

     (i) any ERISA Event; (ii) the partial or complete withdrawal of the Borrower or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan.

          (h) Any Guaranty or any provision of any Guaranty after delivery thereof pursuant to Section 7.06(b) shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state in writing;

then, and in any such event, the Required Lenders may (i) by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the
                                  --------  -------
event of an actual or deemed entry of an order for relief with respect to the Borrower or any of its Subsidiaries which borrows hereunder under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. The Lenders giving any notice hereunder shall give copies thereof to all other Lenders, but failure to do so shall not impair the effect of such notice.

          In the event the Borrower assigns to one or more
Subsidiaries the right to borrow under this Agreement (as provided in Section 7.06), each reference in this Article VI to the Borrower shall be a reference to each such Subsidiary as well as to the Borrower.


                           ARTICLE VII
                          MISCELLANEOUS

          SECTION 7.01.  Amendments, Etc.  No amendment or waiver
                         ---------------
of any provision of this Agreement or the A Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment,
                         --------  -------
waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, 3.02 or 3.03 (if and to the extent that the Borrowing for which such condition or conditions are waived would result in an increase in the aggregate amount of A Advances over the aggregate amount of A Advances outstanding immediately prior to such Borrowing), (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the A Notes or any fees or other amounts payable hereunder,
(d) postpone any date fixed for any payment of principal of, or interest on, the A Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the A Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action hereunder or (f) amend
Section 7.06(b)(ii) or this Section 7.01. No amendment or waiver of any provision of a B Note, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the holder of such B Note.

          SECTION 7.02.  Notices, Etc.  All notices and other
                         ------------
communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at 300 Park Avenue, New York, New York 10022, Attention: Treasurer; if to any Borrowing Subsidiary, c/o the Borrower at its above address; if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; and if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to a Lender pursuant to
Article II shall not be effective until received by such Lender.

          SECTION 7.03.  No Waiver; Remedies.  No failure on the
                         -------------------
part of any Lender to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 7.04.  Costs, Expenses, Etc.  (a)    The
                         --------------------
Borrower agrees to pay on demand all out-of-pocket costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of not more than one counsel for the Documentation Advisors, with respect thereto and with respect to advising the Documentation Advisors as to their rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of the Lenders), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 7.04(a).

          (b) The Borrower undertakes and agrees to indemnify and hold harmless each Lender against any and all claims, damages, liabilities and expenses (including but not limited to fees and disbursements of counsel) which may be incurred by or asserted against such Lender, except where the direct result of such Lender's own negligence or willful misconduct, in connection with or arising out of any investigation, litigation, or proceeding (whether or not any of the Lenders is a party thereto) relating to or arising out of this Agreement, the Notes or any actual or proposed use of proceeds of Advances hereunder, including but not limited to any acquisition or proposed acquisition by the Borrower or any Subsidiary of all or any portion of the stock or substantially all of the assets of any Person.

          (c) If any payment of principal of any Adjusted CD Rate Advance or Eurodollar Rate Advance is made other than on the last day of the Interest Period for such A Advance, as a result of a prepayment pursuant to Section 2.10, 2.11 or 5.02(b)(ii) or acceleration of the maturity of the Notes pursuant to
Section 6.01 or for any other reason, the Borrower shall upon demand by any Lender pay to such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (including any loss of margin for the period after any such prepayment), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such A Advance.

          (d) Without prejudice to the survival of any other agreement or obligation of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.13 and 7.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

          SECTION 7.05.  Right of Set-off.  Upon (i) the
                         ----------------
occurrence and during the continuance of any Event of Default and
(ii) the action of the Required Lenders to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and any Note held by such Lender, whether or not (in the case of obligations other than principal and interest) such Lender shall have made any demand under this Agreement or such Note and although such obligations (other than principal) may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall
             --------
not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender and its Affiliates may have.

          SECTION 7.06.  Binding Effect; Assignment by Borrower.
                         --------------------------------------
(a) This Agreement shall become effective when it shall have been executed by the Borrower and by each Bank and thereafter shall be binding upon and inure to the benefit of the Borrower and each Lender and (subject to Section 7.07) their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

          (b) Notwithstanding subsection (a) above, the Borrower shall have the right to assign its rights to borrow hereunder (in whole or in part) to any Subsidiary (a "Borrowing Subsidiary"),
                                        --------------------
provided that (i) such Subsidiary assumes the obligations of the
- --------
Borrower hereunder relating to the rights so assigned by executing and delivering an assignment and assumption agreement reasonably satisfactory to the Required Lenders, covering notices, places of payment and other mechanical details, (ii) the Borrower guarantees such Subsidiary's obligations thereunder and under the Notes issued in connection with such assignment and assumption by executing and delivering a Guaranty substantially in the form of Exhibit F hereto (a "Guaranty") and (iii) the
                                    --------
Borrower and such Subsidiary furnish the Lenders with such other documents and legal opinions as the Required Lenders may reasonably request relating to the existence of such Subsidiary, its corporate power and authority to request Advances hereunder, and the authority of the Borrower to execute and deliver such Guaranty and the legality, validity, binding effect and enforceability of such assignment, assumption and Guaranty. No such assignment and assumption shall substitute a Borrowing Subsidiary for the Borrower or relieve the Borrower named herein (i.e., Colgate-Palmolive Company) of its obligations with respect to the covenants, representations, warranties, Events of Default and other terms and conditions of this Agreement, all of which shall continue to apply to such Borrower and its Subsidiaries.

          SECTION 7.07.  Assignments and Participations by
                         ---------------------------------
Lenders.  (a)    Each Lender may assign to one or more banks or
- -------
other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the A Advances owing to it and the
A Note or Notes held by it); provided, however, that (i) each
                             --------  -------
such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any B Advances or B Notes), (ii) each assignee shall be subject to the prior written approval and acceptance of the Borrower (unless the assignee is an Affiliate of the assignor), and (iii) the parties to each such assignment shall execute and deliver to the Borrower, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any A Note or Notes subject to such assignment, and give notice thereof to each other Lender. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          Notwithstanding anything to the contrary contained in this Agreement, no Lender may assign all or any part of, or any interest in, such Lender's A Advances and such Lender's rights and obligations hereunder and under the A Notes issued to it hereunder, unless such Lender is simultaneously assigning to the same assignee a ratable share of such Lender's rights and obligations under the Five Year Credit Agreement and the "A Notes" (as defined therein) issued to it thereunder.

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Borrowing Subsidiary or the performance or observance by the Borrower or any Borrowing Subsidiary of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and/or
Section 5.01(e)(i) and (ii) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (c) The Borrower shall maintain at its address referred to in Section 7.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the A Advances owing to, each Lender from time to time (the "Register"). The entries in
                                    --------
the Register shall be conclusive and binding for all purposes, absent manifest error, with regard to the names, addresses and Commitments of each Lender, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection and copying by any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any A Note or Notes subject to such assignment, the Borrower shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the other Lenders. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the assignee in exchange for the surrendered
A Note or Notes a new A Note to the order of such assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new A Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new A Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered A Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 hereto.

          (e) Each Lender may assign to one or more banks or other entities any B Note or Notes held by it. Each Lender may assign to any Affiliate of such Lender, without the consent of the Borrower, its interest in this Agreement, the A Advances owing to it and the A Note held by it, but such assignment shall not relieve such assigning Lender of its obligations hereunder including, without limitation, its Commitment.

          (f) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however,
                                               --------  -------
that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement,
(iv) the Borrower and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) such Lender shall not grant to any such participant the right to participate in the Lender's actions on amendments, waivers or consents permitted under this Agreement, except to the extent that such actions would change the amount of the Commitment, the principal amount, payment dates or maturity of any Notes or Advances, the interest rate, or the method of computing the interest rate thereon, or any fees payable hereunder.

          (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 7.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the
          --------
assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

          (h) No assignee of a Lender shall be entitled to the benefits of Sections 2.11 and 2.13 in relation to circumstances applicable to such assignee immediately following the assignment to it which at such time (if a payment were then due to the assignee on its behalf from the Borrower) would give rise to any greater financial burden on the Borrower under Sections 2.11 and 2.13 than those which it would have been under in the absence of such assignment.

          (i) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time, without the consent of the Borrower, create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          SECTION 7.08.  Change of Control.
                         -----------------
(a) Notwithstanding any other provision of this agreement, the Required Lenders may, upon and after the occurrence of a Change in Control, by notice to the Borrower (i) immediately suspend or terminate the obligations of the Lenders to make Advances hereunder and/or (ii) require the Borrower to repay all or any portion of the Advances on the date or dates specified in the notice which shall not be less than 30 days after the giving of the notice.

          (b)  For purposes of this Section "Change in Control"
                                             -----------------
shall mean the happening of any of the following events:

         (i) An acquisition, directly or indirectly, by any individual, entity or group (within the meaning of
     Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial
                               ------------
     ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Borrower or
     (B) the combined voting power of the then outstanding voting securities of the Borrower entitled to vote generally in the election of directors; excluding, however (1) any acquisition by the Borrower, or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Borrower or any corporation controlled by the Borrower; or

        (ii) A change in composition of the Board of Directors of the Borrower (the "Board") such that the individuals who,
                           -----
     as of the date hereof, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board")
                                              ---------------
     cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this
                --------  -------
     Section 7.08, that any individual who becomes a member of the Board subsequent to the date hereof, whose election, or nomination for election by the Borrower's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

          SECTION 7.09.  Mitigation of Adverse Circumstances.  If
                         -----------------------------------
circumstances arise which would or would upon the giving of notice result in a payment or an increase in the amount of any payment to be made to a Lender by reason of Section 2.02(c), 2.11 or 2.12, or which would result in a Lender being unable to make Eurodollar Rate Advances by reason of Section 2.02(b) then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under any of the such Sections, such Lender shall promptly, upon becoming aware of the same, notify the Borrower thereof and, in consultation with the Borrower, take such reasonable steps as may be open to it to mitigate the effects of such circumstances, including the transfer of its Applicable Lending Office to another jurisdiction; provided that
                                                   --------
such Lender shall be under no obligation to make any such transfer if in the bona fide opinion of such Lender, such
                   ---------
transfer would or would likely have an adverse effect upon its business, operations or financial condition.

          SECTION 7.10.  Governing Law.  This Agreement and the
                         -------------
Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 7.11.  Extensions of Termination Date for
                         ----------------------------------
Commitments.  The Borrower may from time to time request that the
- -----------
Lenders agree in writing to extend the Termination Date then in effect (the "Specified Date") for the Commitments to the 364th
             --------------
day after such Specified Date; such request shall be received by the Lenders at least 20 days (but not more than 30 days) prior to the expiration of the Termination Date then in effect. If at least five days prior to the expiration of the Termination Date for the Commitments then in effect the Borrower receives written acceptance of its request from at least five Lenders, the Termination Date for the Commitments then in effect will be extended as to those Lenders who accept the Borrower's request but shall not be extended as to any other Lender. Such extended Commitments shall become effective on the Specified Date. To the extent that the Termination Date for the Commitments in effect at any time is not extended as to any Lender pursuant to this
Section 7.11 or by other prior written agreement executed by such Lender on or before such Termination Date, the Commitment of such Lender shall automatically terminate in whole on such unextended Termination Date without any further notice or other action by the Borrower, such Lender or any other Person. It is understood that no Lender shall have any obligation whatsoever to agree to any request made by the Borrower for the extension of the Termination Date for the Commitments.

          SECTION 7.12.  Execution in Counterparts.  This
                         -------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 7.13  Jurisdiction, Etc.  (a)    Each of the
                        -----------------
parties hereto (including each Borrowing Subsidiary) hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Notes, or any Guaranty, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement, the Notes or any Guaranty in the courts of any jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any such New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION 7.14.  Waiver of Jury Trial.  Each of the
                         --------------------
Borrower, the Borrowing Subsidiaries and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, the Notes or any Guaranty or the actions of any Lender or

Documentation Advisor in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              COLGATE-PALMOLIVE COMPANY


                              By /s/ Brian J. Heidtke
                                 --------------------
                                 Vice President and Corporate
                                 Treasuer



                              Banks


Commitment
- ----------

     $13,888,888.89           ABN AMRO BANK N.V. NEW YORK
                                 BRANCH


                              By /s/ Denise A. Gallagher
                                 -----------------------
                                 Vice President



                              By /s/ Megan M. Lutzinger
                                 ----------------------
                                 Corporate Banking
                                 Officer



     $13,888,888.89           BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By /s/ Lucy H. Coyle
                                 -----------------
                                 Vice President



     $13,888,888.89           THE BANK OF NEW YORK


                              By /s/ Mary Anne Zagroba
                                 ---------------------
                                 Vice President

     $13,888,888.89           BANQUE NATIONALE DE PARIS


                              By /s/ Bonnie G. Eisenstat
                                 -----------------------
                                 Vice President

                              By /s/ Richard L. Sted
                                 -------------------
                                 Senior Vice President

     $13,888,888.89           BANQUE PARIBAS


                              By By /s/ Mary T. Finnegan
                                    --------------------
                                 Vice President

                              By /s/ Stanley P. Berkman
                                 ----------------------
                                 Senior Vice President




     $13,888,888.89           CHASE MANHATTAN BANK, N.A.


                              By /s/ Elyse O'Hara
                                 ----------------
                                 Managing Director



     $13,888,888.89           CHEMICAL BANK


                              By /s/ Robert A. Kellas
                                 --------------------
                                 Vice President



     $13,888,888.89           CITIBANK, N.A.


                              By /s/ W. Dwight Raiford
                                 ---------------------
                                 Vice President



     $13,888,888.89           COOPERATIEVE CENTRALE AIFFEISEN-
                                 BOERENLEENBANK B.A.


                              By By /s/ Dana W. Hemenway
                                    --------------------

                                 Vice President


                              By /s/ Robert B. Benoit
                                ---------------------
                                 Senior Vice President


     $13,888,888.89           CREDIT SUISSE

                              By /s/ Michael C. Mast
                                 -------------------
                                 Member of Senior Management

                              By /s/ Chris T. Horgan
                                 -------------------
                                 Associate

     $13,888,888.89           DEUTSCHE BANK AG


                              By /s/ Robert A. Maddux
                                 --------------------
                                 Director


                              By /s/ Frederick W. Laird
                                 ---------------------
Director



     $13,888,888.89           THE FIRST NATIONAL BANK OF
                                 CHICAGO


                              By /s/ S. Thomas Knoff
                                 -------------------
                              Assistant Vice President


     $13,888,888.89           J. P. MORGAN DELAWARE


                              By /s/ David J. Morris
                                 -------------------
                                 Vice President


     $13,888,888.89           NATIONAL WESTMINSTER BANK PLC


                              By /s/ Richard Stevens
                                 -------------------
                                 Vice President




     $13,888,888.89           NATIONSBANK OF NORTH CAROLINA,
                                 N.A.


                              By /s/ Moses J. Sawney
                                 -------------------
                                 Vice President


     $13,888,888.89           PNC BANK, NATIONAL ASSOCIATION


                              By /s/ Mark Williams
                                 -----------------
                                 Vice President

     $13,888,888.89           ROYAL BANK OF CANADA


                              By /s/ Linda Murrer
                                 ----------------
                                 Senior Manager



     $13,888,888.89           SOCIETE GENERALE


                              By /s/ Bruce Drossman
                                 ------------------
                                 Vice President




     $250,000,000             Total of the Commitments
      ===========

                           EXHIBIT A-1


                         [FORM OF A NOTE]

                         PROMISSORY NOTE


U.S.$[Lender's Commitment]                Dated:           , 199
     ---------------------                        ---------     -


          FOR VALUE RECEIVED, the undersigned, COLGATE-PALMOLIVE COMPANY, a Delaware corporation (the "Borrower"), HEREBY PROMISES
                                      --------
TO PAY to the order of                             (the "Lender")
                       ---------------------------       ------
for the account of its Applicable Lending Office (as defined in the 364 Day Credit Agreement referred to below) the principal amount of each Base Rate Advance (as defined in the 364 Day Credit Agreement referred to below) on the Termination Date (as defined in the 364 Day Credit Agreement referred to below) and the principal amount of each other A Advance (as defined below) made by the Lender to the Borrower pursuant to the 364 Day Credit Agreement on the last day of the Interest Period (as defined in the 364 Day Credit Agreement) for such Advance.

          The Borrower promises to pay interest on the unpaid principal amount of each A Advance from the date of such A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the 364 Day Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to the Lender at
                                         , in immediately
- -----------------------------------------
available funds. Each A Advance made by the Lender to the Borrower pursuant to the 364 Day Credit Agreement, the date on which it is due, the interest rate thereon and all prepayments made on account of principal thereof shall be recorded by the Lender on its books, and for each A Advance outstanding at the time of any transfer hereof the same information shall be endorsed on the grid attached hereto which is part of this Promissory Note.

          This Promissory Note is one of the A Notes referred to in, and is entitled to the benefits of, the 364 Day Credit
Agreement dated as of         , 1994 (as amended or otherwise
                      --------
modified from time to time, the "364 Day Credit Agreement") among
                                 ------------------------
the Borrower, the Lender and certain other lenders party thereto. The 364 Day Credit Agreement, among other things, (i) provides for the making of advances (the "A Advances") by the Lender to
                                 ----------
the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

          This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States.


                         COLGATE-PALMOLIVE COMPANY



                         By
                           --------------------------
                           Title:













- ---------------

[Note: Upon request by a Lender, the Borrower will issue separate A Notes payable to one or more offices of the Lender, for Base Rate Advances, CD Rate Advances and Eurodollar Rate Advances. This form will be modified to refer to the specific type of A Advance and to the appropriate maturity of such type of A Advance.]

        SCHEDULE TO PROMISSORY NOTE DATED           , 199
                                          ----------     -
                   OF COLGATE-PALMOLIVE COMPANY


                ADVANCES AND PAYMENTS OF PRINCIPAL



- ---------------------------------------------------------------------------
      |   Amount |     Date     |      |           |           |
      |     of   |   Principal  |      | Principal |   Unpaid  |  Notation
Date  |  Advance |     Due      | Rate |  Prepaid  | Principal |  Made By
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------
      |          |              |      |           |           |
- ------|----------|--------------|------|-----------|-----------|-----------

                           EXHIBIT A-2


                         [FORM OF B NOTE]

                         PROMISSORY NOTE


U.S.$                                     Dated:           , 199
     --------------                               ---------     -


          FOR VALUE RECEIVED, the undersigned, COLGATE-PALMOLIVE COMPANY, a Delaware corporation (the "Borrower"), HEREBY PROMISES
                                      --------
TO PAY to the order of                               (the
                       -----------------------------
"Lender") for the account of its Applicable Lending Office (as
 ------
defined in the 364 Day Credit Agreement referred to below), on
          , 19  , the principal amount of                Dollars
- ----------    --                          --------------
(U.S.$              ).
      --------------

          The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

     Interest Rate:     % per annum (calculated on the basis of a
                    ----
     year of 360 days for the actual number of days elapsed).

     Interest Payment Date or Dates:
                                      -------------------------

          Both principal and interest are payable in lawful money
of the United States of America to the Lender at its office at
                                   , in immediately available
- -----------------------------------
funds.

          This Promissory Note is one of the B Notes referred to in, and is entitled to the benefits of, the 364 Day Credit
Agreement dated as of March   , 1994 (as amended or otherwise
                            --
modified from time to time, the "Five Year Credit Agreement")
                                 --------------------------
among the Borrower, the Lender and certain other lenders party thereto. The 364 Day Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

          The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

          This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States.


                         COLGATE-PALMOLIVE COMPANY



                         By
                            -------------------------
                            Title:

                           EXHIBIT B-1


                             FORM OF
                      NOTICE OF A BORROWING



Each of the Lenders party
to the 364 Day Credit Agreement
referred to below

- ------------------------
                                                           [Date]
- ------------------------


          Attention:
                      -------------------


Ladies and Gentlemen:

          The undersigned, Colgate-Palmolive Company, refers to
the 364 Day Credit Agreement dated as of March   , 1994 (as
                                               --
amended or otherwise modified through the date hereof, the "Five
                                                            ----
Year Credit Agreement", the terms defined therein being used
- ---------------------
herein as therein defined) among the undersigned and certain Lenders party thereto, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the 364 Day Credit Agreement that the undersigned hereby requests an A Borrowing under the 364 Day Credit Agreement, and in that connection sets forth below the information relating to such A Borrowing (the "Proposed A
                                               ----------
Borrowing") as required by Section 2.02(a) of the 364 Day Credit
- ---------
Agreement:

          (i)  The Business Day of the Proposed A Borrowing is
                , 199 .
     -----------     -

         (ii)  The Type of A Advances comprising the Proposed A
     Borrowing is [Adjusted CD Rate Advances] [Base Rate
     Advances] [Eurodollar Rate Advances].

        (iii)  The aggregate amount of the Proposed A Borrowing
     is $           .
         -----------

        [(iv)  The Interest Period for each A Advance made as
     part of the Proposed A Borrowing is [     days] [
                                          ----        ----
     month[s]].]

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed A Borrowing:

          (A)  the representations and warranties contained in
     Section 4.01 are correct, before and after giving effect to the Proposed A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

          (B) no event has occurred and is continuing, or would result from such Proposed A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

[As an alternative, the following three representations may be substituted if the proviso in Section 3.02 is applicable:

          (A) The Proposed A Borrowing will not increase the aggregate outstanding amount of A Advances owing to each Lender over the aggregate outstanding amount of A Advances owing to such Lender immediately prior to such A Borrowing;

          (B)  the representations and warranties contained in
     Section 4.01 (excluding those contained in the last sentence of subsection (e) and in subsection (f) thereof) are correct, before and after giving effect to the Proposed A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

          (C) no event has occurred and is continuing, or would result from such Proposed A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default.]


                         Very truly yours,

                         COLGATE-PALMOLIVE COMPANY



                         By
                           --------------------------
                           Title:

                           EXHIBIT B-2


                             FORM OF
                      NOTICE OF B BORROWING



Each of the Lenders party
to the 364 Day Credit Agreement
referred to below

- ------------------------
                                                           [Date]
- ------------------------


          Attention:
                      -------------------


Ladies and Gentlemen:

          The undersigned, Colgate-Palmolive Company, refers to
the 364 Day Credit Agreement dated as of March   , 1994 (as
                                               --
amended or otherwise modified through the date hereof, the "Five
                                                            ----
Year Credit Agreement", the terms defined therein being used
- ---------------------
herein as therein defined) among the undersigned and certain Lenders party thereto, and hereby gives you notice pursuant to
Section 2.03 of the 364 Day Credit Agreement that the undersigned hereby requests a B Borrowing under the 364 Day Credit Agreement, and in that connection sets forth the terms on which such B Borrowing (the "Proposed B Borrowing") is requested to be made:
                --------------------

     (A)  Date of Proposed B  Borrowing
                                             ---------------------
     (B)  Aggregate Amount of
            Proposed B Borrowing
                                             ---------------------
     (C)  Interest Rate Basis
                                             ---------------------
     (D)  Maturity Date
                                             ---------------------
     (E)  Interest Payment Date(s)
                                             ---------------------
     (F)
          --------------------               ---------------------
     (G)
          --------------------               ---------------------
     (H)
          --------------------               ---------------------

                                2



          The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed B Borrowing:

          (a)  the representations and warranties contained in
     Section 4.01 are correct, before and after giving effect to the Proposed B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

          (b) no event has occurred and is continuing, or would result from the Proposed B Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

          (c) The information concerning the undersigned that has been provided in writing to each Lender by the undersigned in connection with the 364 Day Credit Agreement as required by the terms of the 364 Day Credit Agreement did not include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided that with regard to any information delivered to a
     --------
     Lender pursuant to Section 5.01(e)(vii) of the 364 Day Credit Agreement, the representation and warranty in this paragraph (c) shall apply only to such information that is specifically identified to the undersigned at the time the request is made as information (i) that may be delivered to a purchaser of a B Note, or (ii) that is otherwise requested to be subject to this paragraph (c).

          (d) the aggregate amount of the Proposed B Borrowing and all other Borrowings to be made on the same day under the 364 Day Credit Agreement is within the aggregate amount of the unused Commitments of the Lenders.

          The undersigned hereby confirms that the Proposed B
Borrowing is to be made available to it in accordance with
Section 2.03(e) of the 364 Day Credit Agreement.

                              Very truly yours,

                              COLGATE-PALMOLIVE COMPANY


                              By:
                                  ----------------------
                                  Title:

                            EXHIBIT C


                             FORM OF
                    ASSIGNMENT AND ACCEPTANCE

                      Dated          , 199
                            ---------     -


          Reference is made to the 364 Day Credit Agreement dated
as of March   , 1994 (as amended or otherwise modified through
            --
the date hereof, the "Five Year Credit Agreement") among COLGATE-
                      --------------------------
PALMOLIVE COMPANY, a Delaware corporation (the "Borrower"), and
                                                --------
the Lenders (as defined in the 364 Day Credit Agreement). Terms defined in the 364 Day Credit Agreement are used herein with the same meaning.

                          (the "Assignor") and               (the
          ---------------       --------       -------------
"Assignee") agree as follows:
 --------

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the 364 Day Credit Agreement as of the date hereof (other than in respect of B Advances and B Notes) which represents the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the 364 Day Credit Agreement (other than in respect of B Advances and B Notes), including, but not limited to, such interest in the Assignor's Commitment, the A Advances owing to the Assignor, and the A Note[s] held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the A Advances owing to the Assignee will be as set forth in Section 2 of Schedule 1.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the 364 Day Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the 364 Day Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the 364 Day Credit Agreement or any other instrument or document furnished pursuant thereto; and
(iv) attaches the A Note[s] referred to in paragraph 1 above and requests that the Borrower exchange such A Note[s] for a new
A Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new A Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the order of the Assignor in an amount equal to the Commitment retained by the Assignor under the 364 Day Credit Agreement, respectively, as specified on Schedule 1 hereto.

          3. The Assignee (i) confirms that it has received a copy of the 364 Day Credit Agreement, together with copies of the financial statements referred to in Section 4.01 or delivered pursuant to Section 5.01(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the 364 Day Credit Agreement; (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the 364 Day Credit Agreement are required to be performed by it as a Lender; [and] (iv) specifies as its CD Lending Office, Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof [and (v) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the 364 Day Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].*

          4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Borrower for acceptance and recording by the Borrower.
The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Borrower, unless otherwise specified on Schedule 1 hereto (the "Effective Date").
                                     --------------





- -------------------

* If the Assignee is organized under the laws of a jurisdiction outside the United States.

          5. Upon such acceptance and recording by the Borrower, as of the Effective Date, (i) the Assignee shall be a party to the 364 Day Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the 364 Day Credit Agreement.

          6. Upon such acceptance and recording by the Borrower, from and after the Effective Date, the Borrower shall make all payments under the 364 Day Credit Agreement and the A Notes in respect of the interest assigned hereby (including, but not limited to, all payments of principal, interest and commitment and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the 364 Day Credit Agreement and the A Notes for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

          8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1 hereto.

                            Schedule 1
                                to
                    Assignment and Acceptance
                        Dated      , 19
                              -----    --

Section 1.
- ---------

     Percentage Interest:                                     %
                                                       -------
Section 2.
- ---------

     Assignee's Commitment:                            $
                                                        -------
     Assignor's Retained Commitment:                   $
                                                        -------
     Aggregate Outstanding Principal
       Amount of A Advances owing to the Assignee:     $
                                                        -------
     Aggregate Outstanding Principal
       Amount of A Advances owing to the Assignor:     $
                                                        -------

     An A Note payable to the order of the Assignee
                              Dated:                       , 19
                                                  ---------    --

                                     Principal amount:
                                                            ------

     An A Note payable to the order of the Assignor
                              Dated:                       , 19
                                                  ---------    --

                                     Principal amount:
                                                            ------

Section 3.
- ---------

     Effective Date*:                                     ,19
                                                 ---------   ---


                              [NAME OF ASSIGNOR]


                              By:
                                 ---------------------------------
                                 Title:

                              [NAME OF ASSIGNEE]


                              By:
                                 -------------------------------------
                                 Title:

                              CD Lending Office:
                                     [Address]

                              Domestic Lending Office (and
                              address for notices):
                                     [Address]

                              Eurodollar Lending Office:
                                     [Address]


* This date should be no earlier than the date of acceptance by the Borrower.

     Accepted this      day
                   ----
     of             , 19
        ------------    --


     COLGATE-PALMOLIVE COMPANY


     By:
        ----------------------
        Title:

                                                            EXHIBIT D
                  FORM OF OPINION OF COMPANY COUNSEL


                                           -------------------, 1994

  To each of the Lenders party
    to the Credit Agreement
    referred to below

  Ladies and Gentlemen:

            As Senior Vice President, General Counsel and Secretary for Colgate-Palmolive Company (hereinafter referred to as the "Borrower"), I am familiar with the $250,000,000 364 - Day Credit Agreement, dated as of April 8, 1994 among the Borrower and the Lenders thereto (the "Credit Agreement"). This opinion is being furnished to you pursuant to Section 3.01(e) of the Credit Agreement. Terms used in this opinion which are defined in the Credit Agreement are used herein as so defined.

            I or attorneys under my supervision in the Borrower's Legal Department have examined such records, certificates, and other documents and such questions of law as I have considered necessary or appropriate for purposes of this opinion. In addition, I or attorneys under my supervision in the Borrower's Legal Department have examined such records, certificates, and other documents, relied on upon certificates of the officers of the Borrower and performed such investigations as I have considered necessary or appropriate for purposes of this opinion in respect of matters of fact. I believe that both you and I are justified in relying upon such certificates. Based upon, and subject to, to foregoing, it is my opinion that:

         1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

         2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Notes and the Guaranties are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws or
  (ii) law or (to my knowledge after due inquiry) any contractual restriction binding on or affecting the Borrower. The Credit Agreement and the A Notes have been duly executed and delivered on behalf of the Borrower.

  To each of the Lenders party
    to the Credit Agreement
    referred to below
    -------------------, 1994
    Page 2

         3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Credit Agreement, the Notes and the Guaranties.

         4. The Credit Agreement is and the A Notes will be, and each of the Guaranties and B Notes when executed and delivered will be, upon the receipt of due consideration therefore, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         5. To my actual knowledge (after due inquiry), there is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator which may have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of the Credit Agreement, any Notes and any Guaranties.

            I am licensed to practice law in the State of New York and do not purport to be an expert on, or to express any opinion (other than to the extent necessary to render the opinions set forth in paragraph (1) above, which opinion is based on certificates of public officials) concerning any law other than the law of the State of New York, the General Corporation Law of the State of Delaware and the Federal law of the United States. The opinions expressed herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other persons.

            The opinion set forth in paragraph (4) above is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding equity or at law).


                        Very truly yours,

                                                        EXHIBIT E


               OPINION OF SPECIAL NEW YORK COUNSEL
                  TO THE DOCUMENTATION ADVISORS


                          _______, 1994



To the Lenders party to the
  Credit Agreement referred
  to below

                    Colgate-Palmolive Company
                    -------------------------

Ladies and Gentlemen:

          We have acted as special New York counsel to Citibank, N.A. and Morgan Guaranty Trust Company of New York as Documentation Advisors in connection with the preparation, execution and delivery of the Five Year Credit Agreement dated as of April 8, 1994 (the "Credit Agreement") among Colgate-Palmolive Company (the "Borrower") and each of you. Terms defined in the Credit Agreement are used herein as therein defined.

          In that connection, we have examined the following documents:

          (1) A counterpart of the Credit Agreement, executed by each of the parties thereto.

          (2)  The documents furnished by the Borrower pursuant
     to Section 3.01 of the Credit Agreement, including the
     opinion of                    , General Counsel of the
                -------------------
     Borrower.

          In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents, and the conformity to the originals of all such documents submitted to us as copies. We have also assumed that each of you has duly executed and delivered, with all necessary power and authority (corporate and otherwise), the Credit Agreement.

          To the extent that our opinions expressed below involve conclusions as to the matters set forth in paragraphs 1, 2 and 3 of the above-mentioned opinion of counsel for the Borrower, we have assumed without independent investigation the correctness of the matters set forth in such paragraphs, our opinion being subject to the assumptions, qualifications and limitations set forth in such opinion with respect thereto.

          Based upon the foregoing and upon such other investigation as we have deemed necessary, we are of the following opinion:

           1. The Credit Agreement and each Note delivered on the date hereof are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

           2. The above-mentioned opinion of counsel for the Borrower, and the other documents referred to in item (2) above, are substantially responsive to the requirements of the Credit Agreement.

Our opinions above are subject to the following qualifications:

          (a) Our opinion in paragraph 1 above is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

          (b) Our opinion in paragraph 1 above is also subject to the effect of any applicable bankruptcy, insolvency
     (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditors' rights generally.

          (c) Our opinions expressed above are limited to the law of the State of New York and the Federal law of the United States, and we do not express any opinion herein concerning any other law. Without limiting the generality of the foregoing, we express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Lender may be located or wherein enforcement of the Credit Agreement or the Notes may be sought which limits the rates of interest legally chargeable or collectible.

                                        Very truly yours,



                                        SHEARMAN & STERLING


LCJ:KBM

                                                        EXHIBIT F


                         FORM OF GUARANTY


          GUARANTY, dated           , 19  , made by COLGATE-
                          ----------    --
PALMOLIVE COMPANY, a corporation organized and existing under the laws of Delaware (the "Guarantor"), in favor of each of the
                       ---------
Lenders (the "Lenders") parties to the 364 Day Credit Agreement
              -------
(as defined below).

          PRELIMINARY STATEMENTS.

          (1)  The Lenders and the Guarantor have entered into a
364 Day Credit Agreement dated as of March   , 1994 (said
                                           --
Agreement, as it may heretofore have been or hereafter be amended or otherwise modified from time to time, being the "364 Day
                                                    -------
Credit Agreement", the terms defined therein and not otherwise
- ----------------
defined herein being used herein as therein defined).  Pursuant to Section 7.06(b) of the 364 Day Credit Agreement and an
Assignment and Assumption Agreement dated           , 19   the
                                          ----------    --
Guarantor has assigned to                             , a
                          ----------------------------
corporation organized and existing under the laws of
                                                     -------------
      (the "Assignee"), certain rights under the 364 Day Credit
- -----       --------
Agreement, so that the Assignee may borrow and receive Advances under the 364 Day Credit Agreement. The Assignee is a Subsidiary of the Guarantor and engages in business transactions with the Guarantor, and the Guarantor represents that it will derive substantial direct and indirect benefit from all Advances to the Assignee.

          (2) It is a condition precedent to the making of such assignment to the Assignee that the Guarantor shall have executed and delivered this Guaranty.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to accept such assignment and to make
Advances to the Assignee under the 364 Day Credit Agreement, the
Guarantor hereby agrees as follows:

          SECTION 1.  Guaranty.  The Guarantor hereby
                      --------
unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Assignee now or hereafter existing under the 364 Day Credit Agreement and under the Notes evidencing Advances to the Assignee (the "Notes"), whether for principal, interest,
                      -----
fees, expenses or otherwise (such obligations being the "Obligations"), and agrees to pay any and all expenses (including
 -----------
counsel fees and expenses) incurred by the Lenders in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Assignee to the Lenders under the 364 Day Credit

Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Assignee.

           SECTION 2.  Guaranty Absolute.  The Guarantor
                       -----------------
guarantees that the Obligations will be paid strictly in accordance with the terms of the 364 Day Credit Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Assignee or whether the Assignee is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (i)  any lack of validity or enforceability of the 364
     Day Credit Agreement, the Notes or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the 364 Day Credit Agreement or the Notes, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Assignee or any of its subsidiaries or otherwise;

          (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

          (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Assignee or any of its subsidiaries;

          (v) any change, restructuring or termination of the corporate structure or existence of the Assignee or any of its subsidiaries or its status as a Subsidiary of the Guarantor; or

          (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Assignee or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Lender upon the insolvency, bankruptcy or reorganization of the Assignee or otherwise, all as though such payment had not been made.

          SECTION 3.  Waiver.  The Guarantor hereby waives
                      ------
promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Guaranty or any circumstance referred to in Section 2, and waives any requirement that any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Assignee or any other person or entity or any collateral.

          SECTION 4.  Subrogation.  (a)  The Guarantor will not
                      -----------
exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations and all other amounts payable under this Guaranty shall have been paid in full and the Commitments shall have expired or terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Lenders and shall forthwith be paid to the Lenders to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the 364 Day Credit Agreement or to be held by the Lenders as collateral security for any Obligations thereafter existing. If (i) the Guarantor shall make payment to the Lenders of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Guaranty shall be paid in full and (iii) the Commitments shall have expired or terminated, the Lenders will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

          [The preceding Section 4(a) will be used if the Assignee is incorporated and has its principal office in a jurisdiction other than the United States of America, or a State, Territory or possession thereof. Otherwise, the following
Section 4(a) will be used.]

          SECTION 4.  Waiver of Subrogation.  (a)  The Guarantor
                      ---------------------
hereby irrevocably waives any claim or other right which it may now or hereafter acquire against the Assignee that arises from the existence, payment, performance or enforcement of the

Guarantor's obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender against the Assignee or any collateral which any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation, the right to take or receive from the Assignee, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other right. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of the Lenders and shall forthwith be paid to the Lenders to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the 364 Day Credit Agreement or to be held by the Lenders as collateral security for any Obligations thereafter existing. The waiver set forth in this Section 4(a) is knowingly made in contemplation of the benefits referred to in the Preliminary Statements.

          (b) The Guarantor agrees that, to the extent that the Assignee makes a payment or payments to any Lender or any Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to the Assignee, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. The Guarantor shall defend and indemnify each Lender from and against any claim or loss under this Section 4(b) (including reasonable attorneys' fees and expenses) in the defense of any such action or suit.

          SECTION 5.  Payments With Respect to Taxes, Etc.  Any
                      -----------------------------------
and all payments made by the Guarantor hereunder shall be subject to and made in accordance with Section 2.13 of the 364 Day Credit
Agreement as if all such payments were being made by the Borrower.

          SECTION 6.  Representations and Warranties.  The
                      ------------------------------
Guarantor hereby represents and warrants as follows:

          (a) The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate power required to carry on its business as now conducted.

          (b) The execution and delivery by the Guarantor of this Guaranty, and the performance of its obligations hereunder, are within the Guarantor's corporate power, have been duly authorized by all necessary corporate and other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Guarantor or result in the creation or imposition of any Lien on any asset of the Guarantor or any of its Subsidiaries.

          (c) This Guaranty has been duly executed and delivered by the Guarantor and constitutes a valid and binding agreement of the Guarantor enforceable in accordance with its terms.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

          (e)  The Assignee is a Subsidiary of the Guarantor and
     is a corporation duly incorporated, validly existing and in
     good standing under the laws of           .
                                     ----------

          (f) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

          (g) The Guarantor has, independently and without reliance upon any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

          SECTION 7.  Amendments, Etc.  No amendment or waiver of
                      ---------------
any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall,
- --------  -------
unless in writing and signed by all the Lenders, (a) limit or release the liability of the Guarantor hereunder, (b) postpone any date fixed for payment hereunder, or (c) change the number of

Lenders required to take any action hereunder.

          SECTION 8.  Addresses for Notices.  All notices and
                      ---------------------
other communications provided for hereunder shall be given and effective as provided in Section 7.02 of the 364 Day Credit
Agreement.

          SECTION 9.  No Waiver; Remedies.  No failure on the
                      -------------------
part of any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 10.  Right of Set-off.  If the Guarantor shall
                       ----------------
fail to make any payment promptly when due hereunder after notice by any Lender to the Guarantor that the Assignee has failed to pay any Obligation when due, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not such Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each Lender agrees to notify the Guarantor and each other Lender promptly after any such set-off and application made by such Lender, provided that the failure to
                                     --------
give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

          SECTION 11.  Continuing Guaranty; Assignments under
                       --------------------------------------
Credit Agreement.  This Guaranty is a continuing guaranty and
- ----------------
shall (i) remain in full force and effect until the later of (x) the payment in full of the Obligations and all other amounts payable under this Guaranty and (y) the expiration or termination of the Commitments, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the 364 Day Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of Section 7.07 of the 364 Day Credit Agreement.

          SECTION 12.  Governing Law.  This Guaranty shall be
                       -------------
governed by, and construed in accordance with, the laws of the State of New York.


          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                             COLGATE-PALMOLIVE COMPANY



                             By
                               -------------------------------
                               Title: